================================================================================

                        COPELCO CAPITAL RECEIVABLES LLC,
                                     Issuer


                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                     Trustee


                                       and


                             COPELCO CAPITAL, INC.,
                                    Servicer


                             ----------------------


                                    INDENTURE

                            Dated as of April 1, 2000


                             ----------------------


            $908,713,673 in aggregate principal amount of Receivables
             Notes, and $96,024,273 in aggregate principal amount of
                  Class R Notes, Series 2000-A, consisting of:

            $185,926,071 6.50728% Class A-1 Lease-Backed Notes

            $139,444,553 one-month LIBOR Class A-2a Lease-Backed Notes

            $139,444,553 variable Class A-2b Lease-Backed Notes

            $255,648,348 7.12% Class A-3 Lease-Backed Notes

            $237,055,741 7.22% Class A-4 Lease-Backed Notes

            $18,592,607 7.30% Class B Lease-Backed Notes

            $18,592,607 7.39% Class C Lease-Backed Notes

            $27,888,911 7.87% Class D Lease-Backed Notes

            $25,564,835 9.820% Class E Lease-Backed Notes

            $71,459,924 7.565% Class R-1 Lease Residual-Backed Notes

            $24,564,349 8.438% Class R-2 Lease Residual-Backed Notes

================================================================================

                         COPELCO CAPITAL RECEIVABLES LLC

                  Reconciliation and Tie between the Indenture
                        dated as of April 1, 2000 and the
                     Trust Indenture Act of 1939, as amended


Trust Indenture Act Section                      Indenture Section
---------------------------                      -----------------

     ss.  310  (a)(1)........................... s. 7.08
               (a)(2)...........................    7.08
               (a)(3)...........................    Not Applicable
               (a)(4)...........................    Not Applicable
               (b)..............................    7.08; 7.09; 6.07; 1.05; 1.06
               (c)..............................    Not Applicable
          311  (a)..............................    7.14
               (b)..............................    7.14
          312  (a)..............................    2.11
               (b)..............................    11.02
               (c)..............................    11.02
          313  (a)..............................    7.15
               (b)(1)...........................    Not Applicable
               (b)(2)...........................    7.15
               (c)..............................    7.15; 1.06
               (d)..............................    7.15
          314  (a)..............................    8.12; 8.09; 1.06
               (b)..............................    Not Applicable
               (c)(1)...........................    11.03
               (c)(2)...........................    11.03
               (c)(3)...........................    11.01
               (d)..............................    11.01
               (e)..............................    11.04
               (f)..............................    Not Applicable
          315  (a)..............................    7.01(a)
               (b)..............................    7.02; 1.06
               (c)..............................    7.01(b)
               (d)..............................    7.01(c)
               (e)..............................    6.14
          316  (a) (last sentence)..............    2.12
               (a)(1)(A)........................    6.12
               (a)(1)(B)........................    6.13
               (a)(2)...........................    Not Applicable
          317  (a)(1)...........................    6.03(c)
               (a)(2)...........................    6.04
               (b)..............................    8.03(c)
          318  (a)..............................    11.01, 11.02
               (c)..............................    11.01


                                TABLE OF CONTENTS
                                                                                          PAGE
                                                                                          ----
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................... 3
  SECTION 1.01.  General Definitions........................................................ 3
  SECTION 1.02.  Compliance Certificates and Opinions.......................................26
  SECTION 1.03.  Form of Documents Delivered to Trustee.....................................26
  SECTION 1.04.  Acts of Noteholders, etc...................................................27
  SECTION 1.05.  Notices, etc., to Trustee, Servicer, Issuer and Rating Agencies............28
  SECTION 1.06.  Notice to Noteholders; Waiver..............................................29
  SECTION 1.07.  Effect of Headings and Table of Contents...................................30
  SECTION 1.08.  Successors and Assigns.....................................................30
  SECTION 1.09.  GOVERNING LAW..............................................................30
  SECTION 1.10.  Legal Holidays.............................................................30
  SECTION 1.11.  Execution in Counterparts..................................................30
  SECTION 1.12.  Inspection.................................................................30
  SECTION 1.13.  Survival of Representations and Warranties.................................31

ARTICLE II THE NOTES....................................................................... 31
  SECTION 2.01.  General Provisions.........................................................31
  SECTION 2.02.  Execution, Authentication, Delivery, and Dating............................34
  SECTION 2.03.  Transfer and Exchange......................................................35
  SECTION 2.04.  Mutilated, Destroyed, Lost and Stolen Notes................................39
  SECTION 2.05.  Book-Entry Registration of Class A-1, Class A-2a, Class A-3, Class A-4,
                     Class B Notes, Class C Notes, Class D Notes and Class R Notes..........40
  SECTION 2.06.  Notice to Clearing Agency Note Owners......................................41
  SECTION 2.07.  Definitive Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4
                     Notes, Class B Notes, Class C Notes, Class D Notes and Class R Notes...42
  SECTION 2.08.  Payment of Interest and Principal; Rights Preserved........................43
  SECTION 2.09.  Persons Deemed Owners......................................................43
  SECTION 2.10.  Cancellation...............................................................44
  SECTION 2.11.  Noteholder Lists...........................................................44
  SECTION 2.12.  Treasury Securities........................................................44
  SECTION 2.13.  Calculation of the LIBOR Rate..............................................44

ARTICLE III ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION AND APPLICATION OF MONEYS; REPORTS...45
  SECTION 3.01.  Trust Accounts; Investments by Trustee.....................................45
  SECTION 3.02.  Collection of Moneys.......................................................48


                                                                                          PAGE
                                                                                          ----
  SECTION 3.03.  Collection Account; Payments...............................................48
  SECTION 3.04.  The Residual Account; Payments.............................................52
  SECTION 3.05.  The Reserve Account........................................................53
  SECTION 3.06.  The Liquidity Reserve Account..............................................53
  SECTION 3.07.  The Class A Principal Payment Account......................................54
  SECTION 3.08.  The Class A-2 Funding Account..............................................55
  SECTION 3.09.  Reports by Trustee; Notices of Certain Payments............................55
  SECTION 3.10.  Trustee May Rely on Certain Information from Copelco and Servicer..........57
  SECTION 3.11.  Modifications to Class A-2b Notes..........................................57
  SECTION 3.12.  Swap Termination; Successor Swap Counterparty..............................58

ARTICLE IV RELEASE OF LEASES AND EQUIPMENT..................................................58
  SECTION 4.01.  Release of Equipment.......................................................58
  SECTION 4.02.  Release of Leases Upon Final Lease Payment.................................59
  SECTION 4.03.  Execution of Documents.....................................................59

ARTICLE V SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER...................................59
  SECTION 5.01.  Servicer Events of Default.................................................59
  SECTION 5.02.  Substitute Servicer........................................................60

ARTICLE VI EVENTS OF DEFAULT; REMEDIES......................................................60
  SECTION 6.01.  Events of Default..........................................................60
  SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment.........................61
  SECTION 6.03.  Remedies...................................................................62
  SECTION 6.04.  Trustee Shall File Proofs of Claim.........................................62
  SECTION 6.05.  Trustee May Enforce Claims Without Possession of Notes.....................63
  SECTION 6.06.  Application of Money Collected.............................................63
  SECTION 6.07.  Limitation on Suits........................................................65
  SECTION 6.08.  Unconditional Right of Noteholders to Receive Principal and Interest.......66
  SECTION 6.09.  Restoration of Rights and Remedies.........................................66
  SECTION 6.10.  Rights and Remedies Cumulative.............................................66
  SECTION 6.11.  Delay or Omission Not Waiver...............................................67
  SECTION 6.12.  Control by Noteholders.....................................................67
  SECTION 6.13.  Residual Notes Events of Default...........................................67
  SECTION 6.14.  Undertaking for Costs......................................................69
  SECTION 6.15.  Waiver of Stay or Extension Laws...........................................69
  SECTION 6.16.  Sale of Trust Estate.......................................................69
  SECTION 6.17.  Rights of Swap Counterparty................................................71

ARTICLE VII THE TRUSTEE.....................................................................71
  SECTION 7.01.  Certain Duties and Responsibilities........................................71



                                                                                          PAGE
                                                                                          ----
  SECTION 7.02.  Notice of Defaults or Events of Default....................................72
  SECTION 7.03.  Certain Rights of Trustee..................................................72
  SECTION 7.04.  Not Responsible for Recitals or Issuance of Notes..........................73
  SECTION 7.05.  May Hold Notes.............................................................73
  SECTION 7.06.  Money Held in Trust........................................................73
  SECTION 7.07.  Compensation, Reimbursement, etc...........................................73
  SECTION 7.08.  Corporate Trustee Required; Eligibility....................................74
  SECTION 7.09.  Resignation and Removal; Appointment of Successor..........................74
  SECTION 7.10.  Acceptance of Appointment by Successor.....................................75
  SECTION 7.11.  Merger, Conversion, Consolidation or Succession to Business................76
  SECTION 7.12.  Co-trustees and Separate Trustees..........................................76
  SECTION 7.13.  Acceptance by Trustee......................................................77
  SECTION 7.14.  Preferential Collection of Claims Against the Issuer.......................78
  SECTION 7.15.  Reports by Trustee to Noteholders..........................................78
  SECTION 7.16.  No Proceedings.............................................................78

ARTICLE VIII COVENANTS......................................................................78
  SECTION 8.01.  Payment of Principal and Interest and Swap Payments........................78
  SECTION 8.02.  Maintenance of Office or Agency; Chief Executive Office....................78
  SECTION 8.03.  Money for Payments to be Held in Trust.....................................79
  SECTION 8.04.  Corporate Existence; Merger; Consolidation, etc............................80
  SECTION 8.05.  Protection of Trust Estate; Further Assurances.............................80
  SECTION 8.06.  Reserved...................................................................81
  SECTION 8.07.  Performance of Obligations; Assignment and ServicingAgreement..............81
  SECTION 8.08.  Negative Covenants.........................................................82
  SECTION 8.09.  Information as to Issuer...................................................83
  SECTION 8.10.  Payment of Taxes...........................................................83
  SECTION 8.11.  Indemnification............................................................83
  SECTION 8.12.  Commission Reports; Reports to Trustee; Reports to Noteholders.............84

ARTICLE IX SUPPLEMENTAL INDENTURES..........................................................84
  SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.....................84
  SECTION 9.02.  Supplemental Indentures with Consent of Noteholders........................85
  SECTION 9.03.  Execution of Supplemental Indentures.......................................86
  SECTION 9.04.  Effect of Supplemental Indentures..........................................86
  SECTION 9.05.  Reference in Notes to Supplemental Indentures..............................86
  SECTION 9.06.  Compliance with Trust Indenture Act........................................86



                                                                                          PAGE
                                                                                          ----
ARTICLE X SATISFACTION AND DISCHARGE........................................................87
  SECTION 10.01. Satisfaction and Discharge of Indenture....................................87
  SECTION 10.02. Application of Trust Money.................................................88

ARTICLE XI MISCELLANEOUS....................................................................88
  SECTION 11.01. Trust Indenture Act Controls...............................................88
  SECTION 11.02. Communication by Noteholders with Other Noteholders........................88
  SECTION 11.03. Location of Leases.........................................................88
  SECTION 11.04. Officers' Certificate and Opinion of Counsel as to Conditions Precedent....88
  SECTION 11.05. Statements Required in Certificate or Opinion..............................89
  SECTION 11.06. Nonpetition................................................................89
  SECTION 11.07. Income Tax Characterization................................................90
  SECTION 11.08. Non-Recourse...............................................................90
  SECTION 11.09. Subordination of Interests of Noteholders..................................90
  SECTION 11.10. Transfer Restrictions on Class E and Class R Notes.........................91

SCHEDULES
  SCHEDULE 1   Leases

EXHIBITS
  EXHIBIT A    Forms of Notes and Form of Trustee's Certificate of Authentication
  EXHIBIT B    Form of Investor Letter



                                    INDENTURE

     This INDENTURE dated as of April 1, 2000, is among COPELCO CAPITAL RECEIVABLES LLC, a Delaware limited liability company (herein called the "Issuer"), MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as trustee (herein called the "Trustee"), and COPELCO CAPITAL, INC., as servicer (herein called the "Servicer").

                                    RECITALS

     The Issuer has duly authorized the issuance of $908,713,673 in aggregate principal amount of its Lease-Backed Notes, and $96,024,273 in aggregate principal amount of its Lease Residual-Backed-Notes, Series 2000-A, consisting of $185,926,071 aggregate principal amount of 6.50728% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $139,444,553 aggregate principal amount of one-month LIBOR Class A-2a Lease-Backed Notes (the "Class A-2a Notes"), $139,444,553 aggregate principal amount of variable Class A-2b Lease-Backed Notes (the Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), $255,648,438 aggregate principal amount of 7.12% Class A-3 Lease-Backed Notes (the "Class A-3 Notes"), $237,055,741 aggregate principal amount of 7.22% Class A-4 Lease-Backed Notes (the "Class A-4 Notes"), together with the Class A-1 Notes, Class A-2a Notes, Class A-2b Notes and Class A-3 Notes, the "Class A Notes"), $18,592,607 aggregate principal amount of 7.30% Class B Lease-Backed Notes (the "Class B Notes"), $18,592,607 aggregate principal amount of 7.39% Class C Lease-Backed Notes (the "Class C Notes"), $27,888,911 aggregate principal amount of 7.87% Class D Lease-Backed Notes (the "Class D Notes"), $25,564,835 aggregate principal amount of 9.820% Class E Lease-Backed Notes (the "Class E Notes", together with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes are referred to collectively as the "Receivable Notes"), $71,459,924 aggregate principal amount of 7.565%, Class R-1 Residual Notes (the "Class R-1 Notes"), and $24,564,349 aggregate principal amount of 8.438% Class R-2 Residual Notes (the "Class R-2 Notes"; together with the Class R-1 Notes, the Class R Notes); the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes are referred to collectively as the "Notes"), of substantially the tenor hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes shall be entitled to payments of interest and principal as set forth herein.

     All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders and the Swap Counterparty, as follows:

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Trustee on the Issuance Date, for the benefit and security of the Noteholders and the Swap Counterparty, all of the Issuer's right, title and interest in and to (a) the Leases and all Lease Payments, Casualty Payments, Lease Purchase Amounts, Termination Payments, Residual Realizations and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than payments due or to become due on the Leases during April 2000, any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty Payments, Lease Purchase Amounts, Termination Payments, Residual Realizations and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Issuer to or under any guarantees of collateral (including all rights of the Issuer in any security deposits and the Issuer's right to repayment by Copelco Capital, Inc. ("Copelco") of any Inter-Company loans pursuant to Section 13.01 of the Assignment and Servicing Agreement) for the Lessee's obligations under any Lease, (c) all interests of the Issuer in the Equipment at any time subject to any Lease, including any security interest of Copelco in the Equipment, (d) all moneys from time to time held by the Trustee pursuant to Section 3.01(a) hereof pending deposit in one of the accounts referred to therein, (e) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys, (f) all rights of the Issuer under the Assignment and Servicing Agreement, (g) all rights, remedies, claims, powers and privileges under or with respect to the Swap Documents and (h) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property (collectively, the "Granted Assets"). Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes, in accordance with their terms, equally and ratably without prejudice, priority, or distinction among any of the Notes, respectively, by reason of differences in time of issuance or otherwise, (ii) the payment of all amounts due from the Issuer to the Swap Counterparty under, and in respect of, the Swap Documents, in accordance with the terms of the Swap Documents, (iii) the payment of all other sums payable under this Indenture with respect to the Notes and
(iv) compliance with the provisions of this Indenture with respect to the Notes.

     The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders and the Swap Counterparty may be adequately and effectively protected as hereinafter provided.

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01. GENERAL DEFINITIONS.

     Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     ACCREDITED INVESTOR: as defined in Section 2.03 of the Indenture.

     ACT: with respect to any Noteholder, as defined in Section 1.04.

     ADDITIONAL LEASE: as defined in Section 12 of the Assignment and Servicing Agreement.

     ADDITIONAL PRINCIPAL: with respect to each Payment Date equals (a) zero if each of the Class Target Investor Principal Amounts for Classes B, C, D, and E exceed their respective Class Floors on such Payment Date and (b) in each other case the excess, if any, of (i)(A) the Outstanding Principal Balance of the Receivables Notes plus the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to payments on such Payment Date minus (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, over (ii) the sum of the Class A Principal Payment, the Class B Principal Payment, the Class C Principal Payment, the Class D Principal Payment and the Class E Principal Payment to be paid on such Payment Date.

     AFFILIATE: with respect to any specified Person, any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     APRIL INTEREST PAYMENT: an amount equal to $4,905,631.14 which is the amount of interest which will accrue on the Receivable Notes from the Issuance Date to May 18, 2000.

     ASSIGNMENT AND SERVICING AGREEMENT: the Assignment and Servicing Agreement dated as of April 1, 2000 between the Issuer and Copelco, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     AUTHORIZED OFFICER: with respect to any matter, any officer of or other Person representing the Issuer, Copelco or the Servicer, as the case may be, who is authorized to act for the Issuer, Copelco or the Servicer, as the case may be.

     AVAILABLE FUNDS: with respect to any Payment Date, the amount on deposit in the Collection Account with respect to the immediately preceding Due Period, including, without limitation, (a) Lease Payments due during the immediately preceding Due Period (net of any Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges), (b) recoveries from Non-Performing Leases to the extent Copelco has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances pursuant to Section 5 of the Assignment and Servicing Agreement); (c) proceeds from repurchases by Copelco of Leases as a result of breaches of representations and warranties to the extent Copelco has not substituted Substitute Leases for such Leases other than Residual Warranty Payments; (d) proceeds from the investment of funds in the Collection Account and the Reserve Account, if any;
(e) Casualty Payments other than Residual Casualty Payments; (f) Servicer Advances; (g) any amounts paid by the Swap Counterparty to the Issuer pursuant to the Swap Documents; (h) Termination Payments other than Residual Prepayments;
(i) late charges on delinquent Lease Payments not advanced by the Servicer and
(i) to the extent there occurs an Available Funds Shortfall, funds, if any, on deposit in the Reserve Account; PROVIDED that Available Funds shall not include Residual Realizations.

     AVAILABLE RESERVE AMOUNT: the amount on deposit in the Reserve Account.

     AVAILABLE FUNDS SHORTFALL: as defined in Section 3.05(b).

     BANKRUPTCY CODE: the United States Bankruptcy Code of 1978 (11 U.S.C., et seq.), as amended from time to time

     BOOK-ENTRY CLASS A-1 NOTES: beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS A-2A NOTES: beneficial interests in the Class A-2a Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS A-3 NOTES: beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS A-4 NOTES: beneficial interests in the Class A-4 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS B NOTES: beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS C NOTES: beneficial interests in the Class C Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS D NOTES: beneficial interests in the Class D
Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS R-1 NOTES: beneficial interests in the Class R-1 Notes, the ownership and transfers by which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     BOOK-ENTRY CLASS R-2 NOTES: beneficial interests in the Class R-2 Notes, the ownership and transfers of which shall be made through book-entries by a Clearing Agency as described in Section 2.05.

     BOOKED RESIDUAL VALUE: the estimated residual value of the Equipment recorded on the books of the Transferor as of the Cut-Off Date in the case of the initial Leases, and as of the date of substitution in the case of a Substitute Lease.

     BUSINESS DAY: any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which either the Corporate Trust Office or the Servicer is located are authorized or obligated by law or executive order to remain closed.

     CASUALTY PAYMENT: any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

                  CEDE & CO.: the initial registered holder of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class R-1 Notes and the Class R-2 Notes, acting as nominee of The Depository Trust Company.

     CLASS A NOTES: as defined in the Recitals hereto.

     CLASS A PERCENTAGE: 85.000% (approximately).

     CLASS A PRINCIPAL PAYMENT: shall equal (a) while the Class A-1 Notes are outstanding, the lesser of (1) the amount necessary to reduce the outstanding principal amount on the Class A-1 Notes to zero and (2) the difference between
(A) the Discounted Present Value of the Performing Leases as of the previous Determination Date and (B) the Discounted Present Value of the Performing Leases as of the applicable Determination Date, and (b) after the Class A-1 Notes have been paid in full,
(i) prior to the March 2001 Payment Date, the amount necessary to reduce the aggregate outstanding principal amount on the Class A Notes (excluding the Class A-2b Notes) to the Class A Target Investor Principal Amount less amounts, if any, on deposit in the Class A Principal Payment Account and (ii) on or after the March 2001 Payment Date, the amount necessary to reduce the aggregate outstanding principal amount on the Class A Notes (after giving effect to any principal modifications related to the Class A-2b Notes pursuant to Section 3.11) to the Class A Target Investor Principal Amount.

     CLASS A PRINCIPAL PAYMENT ACCOUNT: the account by that name established and maintained by the Trustee pursuant to Section 3.01.

     CLASS A TARGET INVESTOR PRINCIPAL AMOUNT: with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     CLASS A-1 INITIAL PRINCIPAL AMOUNT: $185,926,071.

     CLASS A-1 NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class A-1 Notes, which rate shall be equal to 6.50728% per annum.

     CLASS A-1 NOTE OWNER: with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS A-1 NOTEHOLDER: Cede & Co. or a holder of a Definitive Class A-1
Note.

     CLASS A-1 NOTES: as defined in the Recitals hereto.

     CLASS A-2A SHORTFALL: has the meaning assigned to such term in Section
3.11.

     CLASS A-2 FUNDING ACCOUNT: the account by that name established and maintained by the Trustee pursuant to Section 3.01.

     CLASS A-2A INITIAL PRINCIPAL AMOUNT: $139,444,553.

     CLASS A-2B INCREASE: has the meaning assigned to such term in Section 3.11.

     CLASS A-2A NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class A-2a Notes, which rate shall be equal to one-month LIBOR per annum; PROVIDED that, in the event the Class A-2a Notes are not paid in full by the Payment Date in March 2001, such rate shall be LIBOR plus .20% per annum; provided further that, in the event the Swap is terminated and no replacement swap is entered into, such rate shall be a fixed rate of 6.75% per annum.

     CLASS A-2A NOTE OWNER: with respect to a Book-Entry Class A-2a Note, the Person who is the beneficial owner of such Book-Entry Class A-2a Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS A-2A NOTEHOLDER: Cede & Co. or a holder of a Definitive Class A-2a Note.

     CLASS A-2A NOTES: as defined in the Recitals hereto.

     CLASS A-2A SHORTFALL: has the meaning assigned to such term in Section
3.11.

     CLASS A-2B INCREASE: has the meaning assigned to such term in Section 3.11

     CLASS A-2B INITIAL PRINCIPAL AMOUNT: $139,444,553.

     CLASS A-2B NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class A-2b Notes, which rate shall be equal to (i) on or prior to the Payment Date in March 2001, a rate equal to the net interest income earned on the Eligible Investments maintained by the Trustee in the Class A-2 Funding Account which amount shall be paid pursuant to Section
3.08 and (ii) after (a) the Payment Date in March 2001 and (b) payment in full of the Class A-2a Notes, at a rate equal to LIBOR plus .20%, PROVIDED that, in the event the Swap is terminated and no replacement swap is entered into, such rate shall be a fixed rate of 6.95% per annum.

     CLASS A-2B NOTEHOLDER: a holder of a Class A-2b Note.

     CLASS A-2B NOTES: as defined in the Recitals hereto.

     CLASS A-3 INITIAL PRINCIPAL AMOUNT: $255,648,348.

     CLASS A-3 NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class A-3 Notes, which rate shall be equal to 7.12% per annum.

     CLASS A-3 NOTE OWNER: with respect to a Book-Entry Class A-3 Note, the Person who is the beneficial owner of such Book-Entry Class A-3 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS A-3 NOTEHOLDER: Cede & Co. or a holder of a Definitive Class A-3
Note.

     CLASS A-3 NOTES: as defined in the Recitals hereto.

     CLASS A-4 INITIAL PRINCIPAL AMOUNT: $237,055,741.

     CLASS A-4 NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class A-4 Notes, which rate shall be equal to 7.22% per annum.

     CLASS A-4 NOTE OWNER: with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS A-4 NOTEHOLDER: Cede & Co. or a holder of a Definitive Class A-4
Note.

     CLASS A-4 NOTES: as defined in the Recitals hereto.

     CLASS B INITIAL PRINCIPAL AMOUNT: $18,592,607.

     CLASS B FLOOR: with respect to each Payment Date, an amount equal to the total of (a) 3.25% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class C Notes, the Outstanding Principal Amount of the Class D Notes, the Outstanding Principal Amount of the Class E Notes and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date.

     CLASS B NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class B Notes, which rate shall be 7.30% per annum.

     CLASS B NOTE OWNER: with respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS B NOTEHOLDER: Cede & Co. or a holder of a Definitive Class B Note.

     CLASS B NOTES: as defined in the Recitals hereto.

     CLASS B PERCENTAGE: 2.5000% (approximately).

     CLASS B PRINCIPAL PAYMENT: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

     CLASS B TARGET INVESTOR PRINCIPAL AMOUNT: with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     CLASS C INITIAL PRINCIPAL AMOUNT: $18,592,607.

     CLASS C FLOOR: With respect to each Payment Date, the amount equal to the total of (a) 2.20% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class D Notes, the Outstanding Principal Amount of the Class E Notes, and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; PROVIDED, HOWEVER, that if the Outstanding Principal Amount of the Class B Notes is less than or equal to the Class B Floor on such Payment Date, the Class C Floor will equal the Outstanding Principal Amount of the Class C Notes utilized in the calculation of the Class B Floor for such Payment Date.

     CLASS C NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class C Notes, which rate shall be 7.39% per annum.

     CLASS C NOTE OWNER: with respect to a Book-Entry Class C Note, the Person who is the beneficial owner of such Book-Entry Class C Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS C NOTEHOLDER: Cede & Co. or a holder of a Definitive Class C Note.

     CLASS C NOTES: as defined in the Recitals hereto.

     CLASS C PERCENTAGE: 2.500% (approximately).

     CLASS C PRINCIPAL PAYMENT: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor.

     CLASS C TARGET INVESTOR PRINCIPAL AMOUNT: with respect to each Payment Date, an amount equal to the product of (a) the Class C Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     CLASS D INITIAL PRINCIPAL AMOUNT: $27,888,911.

     CLASS D FLOOR: with respect to each Payment Date, an amount equal to the total of (a) 1.80% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Principal Amount of the Class E Notes, and the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; PROVIDED, HOWEVER, that if the Outstanding Class C Principal Amount is less than or equal to the Class C Floor on such Payment Date, the Class D Floor will equal the Outstanding Class D Principal Amount utilized in the calculation of the Class C Floor for such Payment Date.

     CLASS D NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class D Notes, which rate shall be 7.87% per annum.

     CLASS D NOTE OWNER: with respect to a Book-Entry Class D Note, the Person who is the beneficial owner of such Book-Entry Class D Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS D NOTEHOLDER: Cede & Co. or a holder of a Definitive Class D Note.

     CLASS D NOTES: as defined in the Recitals hereto.

     CLASS D PERCENTAGE: 3.7500% (approximately).

     CLASS D PRINCIPAL PAYMENT: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class D Notes to the greater of the Class D Target Investor Principal Amount and the Class D Floor.

     CLASS D TARGET INVESTOR PRINCIPAL AMOUNT: with respect to each Payment Date, an amount equal to the product of (a) the Class D Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     CLASS E INITIAL PRINCIPAL AMOUNT: $25,564,835.

     CLASS E FLOOR: With respect to each Payment Date, an amount equal to the total of (a) 1.20% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the Overcollateralization Balance as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, minus (d) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; PROVIDED, HOWEVER, that if the Outstanding Principal Amount of the Class D Notes is less than or equal to the Class D Floor on such Payment Date, the Class E Floor will equal the Outstanding Principal Amount of the Class E Notes utilized in the calculation of the Class D Floor for such Payment Date.

     CLASS E NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate at which interest accrues on the Class E Notes, which rate shall be 9.820% per annum.

     CLASS E NOTEHOLDER: a holder of a Class E Note.

     CLASS E NOTES: as defined in the Recitals hereto.

     CLASS E PERCENTAGE: 3.4375% (approximately).

     CLASS E PRINCIPAL PAYMENT: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class E Notes to the greater of the Class E Target Investor Principal Amount and the Class E Floor.

     CLASS E TARGET INVESTOR PRINCIPAL AMOUNT: with respect to each Payment Date, an amount equal to the product of (a) the Class E Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     CLASS R NOTES: as defined in the Recitals hereto.

     CLASS R-1 INITIAL PRINCIPAL AMOUNT: $71,459,924.

     CLASS R NOTEHOLDER: at any time, any Person in whose name a Class R Note is registered in the Note Register.

     CLASS R-1 NOTES: as defined in the Recitals hereto.

     CLASS R-1 NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate of which interest accrues on the Class R-1 Notes, which rate shall be 7.565% per annum.

     CLASS R-1 NOTE OWNER: with respect to a Book-Entry Class R-1 Note, the Person who is the beneficial owner of such Book-Entry Class R-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS R-1 NOTEHOLDER: Cede & Co. or a holder of a Definitive Class R-1
Note.

     CLASS R-2 INITIAL PRINCIPAL AMOUNT: $24,564,349.

     CLASS R-2 NOTES: as defined in the Recitals hereto.

     CLASS R-2 NOTE INTEREST RATE: with respect to any Interest Accrual Period, the rate of which interest accrues on the Class R-2 Notes, which rate shall be 8.438% per annum.

     CLASS R-2 NOTEHOLDER: Cede & Co. or a holder of a Definitive Class R-2
Note.

     CLASS R-2 NOTE OWNER: with respect to a Book-Entry Class R-2 Note, the Person who is the beneficial owner of such Book-Entry Class R-2 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     CLASS TARGET INVESTOR PRINCIPAL AMOUNTS: means the Class A Target Investor Principal Amount or the Class B Target Investor Principal Amounts or the Class C Target Investor Principal Amounts or the Class D Target Investor Principal Amounts or the Class E Target Investor Principal Amounts, respectively.

     CLEARING AGENCY: an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     CLEARING AGENCY PARTICIPANT: a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     COLLECTION ACCOUNT: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     COMMISSION: the Securities and Exchange Commission.

     COPELCO: As defined in the Granting Clause.

     CORPORATE TRUST OFFICE: the principal corporate trust office of the Trustee located at One M&T Plaza, 7th Floor, Buffalo, New York 14203, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Swap Counterparty, the Issuer and Copelco.

     CUMULATIVE LOSS AMOUNT: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Receivable Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds for such Payment Date remaining after the payment of amounts owing the Servicer and in respect of interest on the Receivable Notes on such Payment Date over (b) the Discounted Present Value of Performing Leases as of the related Determination Date plus amounts, if any, in the Class A Principal Account and the Class A-2 Funding Account.

     CUT-OFF DATE: the opening of business on March 28, 2000.

     DEFAULT: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     DEFINITIVE NOTE: a definitive, fully registered Note issued pursuant to
Section 2.07.

     DELINQUENT LEASE: as of any Determination Date, any Lease (other than a Lease which became a Non-Performing Lease prior to such Determination Date) with respect to which the Lessee has not paid all Lease Payments then due.

     DEPOSITORY AGREEMENT: the letter of representations, between the Issuer and the Depository Trust Company, as Clearing Agency.

     DETERMINATION DATE: with respect to any Payment Date, the fifth Business Day immediately preceding such Payment Date.

     DISCOUNT RATE: with respect to any Determination Date, 7.987%, which equals the sum of (a) the weighted-average interest rate (or its swapped rate) of the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes on the Issuance Date, each weighted by (i) the Class A-1 Initial Principal Amount, the Class A-2a Initial Principal Amount, the Class A-2b Initial Principal Amount, the Class A-3 Initial Principal Amount, the Class A-4 Initial Principal Amount, the Class B Initial Principal Amount, the Class C Initial Principal Amount, the Class D Initial Principal Amount or the Class E Initial Principal Amount, as applicable, and (ii) the expected weighted average life (under a zero prepayment and no loss scenario to optional redemption) of each Class of Notes (for the Class A-2b Notes, the weighted average life shall be computed assuming the Class A-2b Notes are funded on the March 2001 Payment
Date), as applicable, and (b) the Servicing Fee rate of 0.75% per annum.

     DISCOUNTED PRESENT VALUE OF THE LEASES: with respect to any Lease as of the Cut-Off Date or any date thereafter, an amount equal to the net present value of all Lease Payments (except for payments on the Leases due or to become due during April

2000, not including delinquent amounts, Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges) to become due thereunder following the Cut-Off Date or during the Due Period preceding the following Payment Date, as the case may be (determined by discounting on a monthly basis (assuming a calendar year consisting of twelve 30-day months)), at a rate equal to the Discount Rate, each such Lease Payment from the Payment Date following the date such Lease Payment was due). In determining the Discounted Present Value of the Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

     DISCOUNTED PRESENT VALUE OF THE DELINQUENT LEASES: with respect to any Payment Date or Determination Date, the Discounted Present Value of the Leases that are not Non-Performing Leases as to which a Lease Payment, or any portion thereof, was 63 or more days overdue as of the last day of the Due Period immediately preceding such Payment Date.

     DISCOUNTED PRESENT VALUE OF THE PERFORMING LEASES: the Discounted Present Value of the Leases, reduced by the present value of all future remaining scheduled payments on the Non-Performing Leases (except for any payments due or to become due during April 2000 and not including delinquent amounts, Excess Copy Charges, Maintenance Charges or Fee Per Scan Charges) discounted at the Discount Rate. In determining the Discounted Present Value of the Performing Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

     DUE PERIOD: with respect to any Payment Date and the Determination Date with respect thereto, the period beginning on the first day and ending on the last day of the calendar month prior to the month in which such Payment Date and such Determination Date occurs.

     ELIGIBLE ACCOUNT: either (a) an account maintained with a depository institution or trust company acceptable to each of the Rating Agencies or (b) a trust account or similar account maintained in the corporate trust department with a federal or state chartered depository institution, which may be an account maintained with the Trustee.

     ELIGIBLE INVESTMENTS: any one or more of the following obligations or securities:

          (a) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or company (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $100,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit ratings available from Moody's and S&P;

          (c) repurchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America (which have the highest short-term credit ratings available from Moody's and S&P), in each case entered into with a depository institution or company (acting as principal) of the type described in clause (b) above; PROVIDED that the Trustee has taken delivery of such security;

          (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit ratings from Moody's and S&P at the time of such investment; provided that, commercial paper issued by Variable Funding Capital Corporation held by the Trustee in the Class A-2 Funding Account maintained by the Trustee pursuant to Section 3.08 shall constitute an Eligible Investment so long as Variable Funding Capital Corporation is rated "P-1" by Moody's and "A-1" by S&P;

          (e) money market funds that redeem their shares on demand, invest only in other Eligible Investments, and are rated "P-1"/"Aaa" by Moody's and "AAAm" or "AAA-G" by S&P;

          (f) demand notes payable on demand issued by an institution rated "P-1" by Moody's, and "A-1+" by S&P;

          (g) funding agreements or guaranteed investment contracts provided by issuers rated "P-1" by Moody's and "A-1+" by S&P which provide, by their terms, for receipt by the trustee on or prior to the next Payment Date of a predetermined fixed dollar amount which cannot vary or change; and

          (h) such other investments as may be approved by S&P and Moody's.

     EQUIPMENT: each item of personal property, together with any replacement parts, additions, and repairs thereto, any replacements thereof, and any accessories incorporated therein and/or affixed thereto, subject to a Lease or, following expiration or termination of the Lease to which the same was previously subject, remaining subject to the lien of this Indenture in accordance with the provisions hereof.

     EVENT OF DEFAULT: as defined in Section 6.01.

     EXCHANGE ACT: the Securities Exchange Act of 1934, as amended.

     EXCESS COPY CHARGE: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified copy amount per month.

     FEE PER SCAN CHARGE: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified scan amount per month.

     FINANCING STATEMENT: as defined in Section 12 of the Assignment and Servicing Agreement.

     FIRST UNION: First Union Securities, Inc.

     FITCH: Fitch IBCA, Inc. and any successor thereto.

     GOVERNMENTAL AUTHORITY: Any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

     GRANT: grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto.

     GRANTED ASSETS: as defined in the Granting Clause.

     HOLDER: a holder of a Note.

     INDENTURE: this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

     INITIAL ADRB: the Initial Aggregate Discounted Residual Balance of the Leases is equal to $111,656,132. Initial ADRB means the sum of the discounted present value of 150% of the Booked Residual Values of all Leases, as of the Cut-Off Date, discounted monthly at one twelfth the Residual Discount Rate.

     INITIAL BOOKED RESIDUAL VALUE: $103,536,126.

     INITIAL PAYMENT DATE: June 19, 2000.

     INTER-COMPANY LOANS: as defined in Section 13.01 of the Assignment and Servicing Agreement.

     INTEREST ACCRUAL PERIOD: With respect to any Payment Date for the Class A-1 Notes, the Class A-2a Notes and the Class A-2b Notes (except as otherwise provided in Section 3.08 with respect to the Class A-2b Notes), the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Issuance Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year. With respect to any Payment Date for the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class R-1 Notes and the Class R-2 Notes, the period from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Issuance Date) to but excluding the current Payment Date, with interest being computed on the basis of a 30-day month and a 360-day year.

     INTEREST PAYMENTS: as defined in Section 2.01(c).

     ISSUANCE DATE: April 20, 2000.

     ISSUER: the Person named as the "Issuer" in the first paragraph of this agreement.

     LEASE: at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof unless and until released from the lien of this Indenture.

     LEASE DELINQUENCY PAYMENT: any payment made with respect to a Lease in an amount equal to all or part of any specific Lease Payment due with respect to such Lease (a) by the Servicer pursuant to Section 4.01 of the Assignment and Servicing Agreement, (b) by a transfer from the Reserve Account pursuant to
Section 3.05, or (c) by the Issuer in its sole discretion.

     LEASE PAYMENT: each periodic installment of rent payable by a Lessee under a Lease. Casualty Payments, Termination Payments, prepayments of rent required pursuant to the terms of a Lease, at or before the commencement of the Lease, payments becoming due on or before the Cut-Off Date and supplemental or additional payments required by the terms of a Lease with respect to taxes, insurance, maintenance (including, without limitation, any Maintenance Charges), or other specific charges shall not be Lease Payments hereunder. For purposes of calculating the Discounted Present Value of the Leases and the Discounted Present Value of the Performing Leases, the amount of any Excess Copy Charges and Fee Per Scan Charges that may be payable under such Lease shall not be included in such calculation.

     LEASE PURCHASE AMOUNT: at any date of determination with respect to any Lease, means an amount equal to the sum of (a) the sum of (i) the Discounted Present Value of the Lease as of the beginning of the Due Period relating to such date of determination (plus any amounts previously due and unpaid) and (ii) the product of (x) the amount described in the foregoing clause (i) and (y) one-twelfth of the Discount Rate and (b) the product of (i) the Initial ADRB and
(ii) the ratio, as of the Cut-Off Date, that the Booked Residual Value of the Lease bears to the aggregate Booked Residual Value of all Leases.

     LESSEE: with respect to any Lease, the lessee thereunder.

     LIBOR BUSINESS DAY: any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized to be closed.

     LIBOR: the London interbank offered rate for one-month Eurodollar deposits appearing on the Telerate Screen Page 3750.

     LIEN: as defined in Section 12 of the Assignment and Servicing Agreement.

     LIQUIDITY RESERVE ACCOUNT: the account by that name established and maintained by the Trustee pursuant to Section 3.01.

     MAINTENANCE CHARGES: with respect to any Lease, the amount owing by the Lessee under the terms of the related Lease in respect of maintenance services being provided in connection therewith.

     MATURITY: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

     MOODY'S: Moody's Investors Service, Inc. and any successors thereto.

     NOMINAL BUY-OUT LEASE: as defined in Section 12 of the Assignment and Servicing Agreement.

     NON-PERFORMING LEASE: as of any Determination Date, any Lease with respect to which at any time following the Cut-Off Date or related Transfer Date, as the case may be, either (a) a Lease Payment, or any portion thereof, was 123 or more days overdue as of the last day of the Due Period with respect to such Determination Date, unless on or before such Determination Date such Lease Payment (or portion thereof) has been paid or (b) the Servicer has accelerated the remaining payments or has determined such Lease to be uncollectible in accordance with the Servicer's customary practices prior to the last day of the Due Period with respect to such Determination Date.

     NOTEHOLDER: at any time, any Person in whose name a Note is registered in the Note Register.

     NOTE INTEREST RATE: the Class A-1 Note Interest Rate, the Class A-2a Note Interest Rate, the Class A-2b Note Interest Rate, the Class A-3 Note Interest Rate, the Class A-4 Interest Rate, the Class B Note Interest Rate, the Class C
Note Interest Rate, the Class D Note Interest Rate, the Class E Note Interest Rate, the Class R-1 Note Interest Rate or the Class R-2 Note Interest Rate, as the case may be.

     NOTE OWNER: the owner of a Note issued hereunder.

     NOTE REGISTER: as defined in Section 2.03.

     NOTES: any notes authorized by, and authenticated and delivered under, this Indenture.

     OFFICERS' CERTIFICATE: a certificate delivered to the Trustee and signed by the Chairman, the President, or a Vice President of the Issuer, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of the Issuer who is not the same Person as the other officer signing such certificate.

     OPINION OF COUNSEL: a written opinion, which shall be satisfactory in form and substance to the Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Issuer and who shall be satisfactory to the Trustee.

     OTHER LEASE PAYMENTS: all payments on or in respect of leases which are not Lease Payments, Lease Delinquency Payments, Casualty Payments, Termination Payments or Residual Realizations.

     OUTSTANDING: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

          (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

PROVIDED, HOWEVER, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     OUTSTANDING CLASS A PRINCIPAL AMOUNT: The aggregate principal amount of the Class A Notes Outstanding at any time.

     OUTSTANDING CLASS A-1 PRINCIPAL AMOUNT: the aggregate principal amount of the Class A-1 Notes Outstanding at any time.

     OUTSTANDING CLASS A-2A PRINCIPAL AMOUNT: the aggregate principal amount of the Class A-2a Notes Outstanding at any time.

     OUTSTANDING CLASS A-2B PRINCIPAL AMOUNT: the aggregate principal amount of the Class A-2b Notes Outstanding at any time as such amount may be modified pursuant to Section 3.11.

     OUTSTANDING CLASS A-3 PRINCIPAL AMOUNT: the aggregate principal amount of the Class A-3 Notes Outstanding at any time.

     OUTSTANDING CLASS A-4 PRINCIPAL AMOUNT: the aggregate principal amount of the Class A-4 Notes Outstanding at any time.

     OUTSTANDING CLASS B PRINCIPAL AMOUNT: the aggregate principal amount of the Class B Notes Outstanding at any time.

     OUTSTANDING CLASS C PRINCIPAL AMOUNT: the aggregate principal amount of the Class C Notes Outstanding at any time.

     OUTSTANDING CLASS D PRINCIPAL AMOUNT: the aggregate principal amount of the Class D Notes Outstanding at any time.

     OUTSTANDING CLASS E PRINCIPAL AMOUNT: the aggregate principal amount of the Class E Notes Outstanding at any time.

     OUTSTANDING CLASS R-1 PRINCIPAL AMOUNT: the aggregate principal amount of the Class R-1 Notes Outstanding at any time.

     OUTSTANDING CLASS R-2 PRINCIPAL AMOUNT: the aggregate principal amount of the Class R-2 Notes Outstanding at any time.

     OUTSTANDING PRINCIPAL AMOUNT: the aggregate unpaid principal amount of the Notes Outstanding at any time.

     OVERCOLLATERALIZATION BALANCE: with respect to each Payment Date is an amount equal to the excess, if any, of (a) the Discounted Present Value of Performing

Leases as of the related Determination Date over (b) the Outstanding Principal Amount of the Receivable Notes as of such Payment Date after giving effect to all principal payments made on that day.

     PAYING AGENT: each agent of the Issuer appointed for the purpose of making payments on the Notes, including the Trustee.

     PAYMENT DATE: the 18th day of each month (or the next Business Day thereafter if such day is not a Business Day), commencing on the Initial Payment Date, and ending on the latest Stated Maturity; PROVIDED that, with respect to the Class A-1 Notes, if the Class A-1 Notes have not been paid in full on or before the April 2001 Payment Date, the Payment Date for the Class A-1 Notes in May 2001 shall be May 14, 2001.

     PERSON: any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     PLACEMENT AGENT AGREEMENT: the Placement Agent Agreement, among the Issuer, Copelco, and First Union.

     PREDECESSOR NOTES: with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

     PRINCIPAL PAYMENTS: as defined in Section 2.01(b).

     RATING AGENCY: S&P, Moody's and Fitch.

     RECEIVABLE ASSETS: all Granted Assets, but excluding Residual Realizations and amounts on deposit in the Liquidity Reserve Account.

     RECEIVABLE NOTEHOLDER: at any time, any Person in whose name a Receivable
Note is registered in the Note Register.

     RECEIVABLE NOTES: as defined in the Recitals hereto.

     RECORD DATE: with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date. The Record Date will be the Issuance Date with respect to the first Payment Date.

     REFERENCE BANK RATE: as defined in Section 2.13.

     REPLACEMENT SWAP COUNTERPARTY: as defined in Section 3.12.

     REQUIRED DEPOSIT DATE: as defined in Section 3.03(a).

     REQUIRED LIQUIDITY RESERVE: (i) From the Cut-Off Date until the March 2003 Payment Date, 12.75% of the Initial ADRB and thereafter, (ii) the greater of (a) 2.00% of the Initial ADRB and (b) 12.75% of the outstanding principal balance of the Class R. Notes.

     RESIDUAL NOTEHOLDERS: at any time, any Person in whose name a Class R Note is registered in the Note Register.

     REQUIRED PAYMENT: as defined in Section 3.05(b).

     REQUIRED RESERVE AMOUNT: shall equal the lesser of (a) 1.00% of the Discounted Present Value of the Leases as of the Cut-Off Date and (b) the Outstanding Principal Amount of the Receivable Notes.

     RESERVE ACCOUNT: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     RESIDUAL ACCOUNT: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     RESIDUAL ASSETS: the Residual Realizations and amounts on deposit in the Liquidity Reserve Account.

     RESIDUAL CASUALTY PAYMENTS: at any date of determination with respect to a Lease, means the excess of (a) the Casualty Payment related to the Lease over
(b) the Discounted Present Value of the remaining Lease Payments related to the Lease as of the beginning of the Due Period relating to such date of determination (plus any amounts previously due and unpaid).

     RESIDUAL DISCOUNT RATE: Residual Discount Rate equals 8.565%. The Residual Discount Rate is equal to the sum of (a) the weighted average Coupon Rate of the Class R-1 and the Class R-2 Notes, each weighted by (i) the initial principal balances of each Class of Class R Notes, and (ii) the weighted average life of each Class of Class R Notes under a zero prepayment and no loss scenario, as applicable, and (b) the Residual Servicing Fee expressed as percentage.

     RESIDUAL EVENT OF DEFAULT: as defined in Section 6.13.

     RESIDUAL PREPAYMENTS: at any date of determination with respect to a Terminated Lease, means the excess of (a) the payment related to the Terminated Lease over (b) the Discounted Present Value of the remaining Lease Payments related to the Terminated Lease as of the beginning of the Due Period relating to such date of determination (plus any amounts previously due and unpaid).

     RESIDUAL REALIZATIONS: the sum of (a) the aggregate cash flows realized from the sale (including pursuant to a Lessee's purchase option) or re-lease of any

Equipment following the termination of the related Lease other than Equipment subject to Non-Performing Leases; (b) Residual Warranty Payments; (c) Residual Casualty Payments and (d) Residual Prepayments. Residual Realizations shall not include the ongoing cashflows of a newly negotiated lease that Copelco originates after repurchasing or substituting such predecessor Lease from the Issuer.

     RESIDUAL SERVICER ADVANCES: as defined in Section 4.01(b) of the Assignment and Servicing Agreement.

     RESIDUAL SERVICING FEE: with respect to any Payment Date, the Residual Servicing Fee payable pursuant to the Assignment and Servicing Agreement.

     RESIDUAL TRUSTEE FEE: as defined in Section 7.07.

     RESIDUAL WARRANTY PAYMENTS: at any date of determination with respect to a Warranty Lease, means the excess of (a) the Lease Purchase Amount related to the Warranty Lease over (b) the Discounted Present Value of the remaining Lease Payments related to the Warranty Lease as of the beginning of the Due Period relating to such date of determination (plus any amounts previously due and unpaid).

     RESPONSIBLE OFFICER: with respect to the Trustee, any person regularly engaged in the administration or supervision of corporate trust accounts (including, in the case of the original Trustee hereunder, any officer in its Corporate Trust Administration) and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     SECURITIES ACT: the Securities Act of 1933, as amended.

     SERVICER: Copelco and any successor Servicer appointed pursuant to the terms hereof and of the Assignment and Servicing Agreement and, to the extent that it at any time is performing the functions of the Servicer, the Trustee, subject to the terms of Section 5.01 hereof.

     SERVICER ADVANCE: as defined in Section 4.01(a) of the Assignment and Servicing Agreement.

     SERVICER EVENT OF DEFAULT: as defined in Section 8.01 of the Assignment and Servicing Agreement.

     SERVICER ORDER: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

     SERVICING FEE: with respect to any Payment Date, the Servicing Fee payable pursuant to the Assignment and Servicing Agreement.

     SERVICING REPORT: as defined in Section 5.01(b) of the Assignment and Servicing Agreement.

     S&P: Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc.

     STATED MATURITY: The stated maturity date with respect to the Class A-1 Notes is the Payment Date in May 2001 (the "Class A-1 Stated Maturity Date"), the stated maturity date with respect to the Class A-2a Notes is the Payment Date in March 2001 (the "Class A-2a Stated Maturity Date"), the stated maturity date with respect to the Class A-2b Notes is the Payment Date in April 2002 (the "Class A-2b Stared Maturity Date"), the stated maturity date with respect to the Class A-3 Notes is the Payment Date in August 2003 (the "Class A-3 Stated Maturity Date"), the stated maturity date with respect to Class the A-4 Notes is the Payment Date in August 2005 (the "Class A-4 Stated Maturity Date"), the stated maturity date with respect to the Class B Notes is the Payment Date in March 2006 (the "Class B Stated Maturity Date"), the stated maturity date with respect to the Class C Notes is the Payment Date in May 2006 (the "Class C Stated Maturity Date"), the stated maturity date with respect to the Class D Notes is the Payment Date in May 2006 (the "Class D Stated Maturity Date"), the stated maturity date with respect to the Class E Notes is the Payment Date in April 2008 (the "Class E Stated Maturity Date"), the stated maturity date with respect to the Class R-1 Notes is Payment Date in November 2005 (the "Class R-1 Stated Maturity Date") and the stated maturity date with respect to the Class R-2 Notes is the Payment Date in September 2006 (the "Class R-2 Stated Maturity Date," together with the Class A-1 Stated Maturity Date, the Class A-2a Stated Maturity Date, the Class A-2b Stated Maturity Date, the Class A-3 Stated Maturity Date, the Class A-4 Stated Maturity Date, the Class B Stated Maturity Date, the Class C Stated Maturity Date, the Class D Stated Maturity Date, the Class E Stated Maturity Date and the Class R-1 Stated Maturity Date, the "Stated Maturity Dates").

     SUBSTITUTE LEASE: as defined in Section 12 of the Assignment and Servicing Agreement.

     SWAP: that certain rate swap transaction governed by the Swap Documents.

     SWAP COUNTERPARTY: First Union National Bank, a national banking association, or its permitted successors and assigns under the Swap Documents.

     SWAP COUNTERPARTY TERMINATION PAYMENT: as defined in Section 3.03(b).

     SWAP DOCUMENTS: the ISDA Master Agreement dated as of April 20, 2000 between the Issuer and the Swap Counterparty, including the schedule thereto and confirmations thereunder, as the same may be amended from time to time as permitted therein and herein, in each case to the extent relating to the Swap.

     TELERATE SCREEN PAGE 3750: means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

     TERMINATED LEASE: a lease that is terminated prior to its original stated maturity (but not on account of casualty or a Lease default).

     TERMINATION PAYMENT: a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the Issuer, and the Lessee in accordance with the provisions of Section 4.02 of the Assignment and Servicing Agreement.

     TRANSACTION PAYMENT AMOUNT: for each Required Deposit Date, the amount of all Lease Payments, Lease Delinquency Payments, Non-Performing Lease Payments, Casualty Payments, Termination Payments and other payments on or in respect of a Lease received by the Servicer and deposited in the Collection Account pursuant to Section 3.02(a) and reported by the Servicer for such Required Deposit Date in accordance with Section 5.01(c) of the Assignment and Servicing Agreement.

     TRUST ACCOUNTS: the Collection Account, the Reserve Account, the Class A Principal Payment Account, the Class A-2 Funding Account, the Residual Account and the Liquidity Reserve Account.

     TRUST ESTATE: all money, instruments and other property subject to or intended to be subject to the lien of this Indenture including all proceeds thereof.

     TRUSTEE: the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of Section 7.07 and Section 8.11, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

     TRUSTEE FEE: as defined in Section 7.07.

     TRUSTEE FEE LETTER: that certain fee letter agreement dated as of the date hereof between Copelco and the Trustee.

     TRUST INDENTURE ACT: the Trust Indenture Act of 1939 as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as provided in Section 9.06 hereof.

     TRUST ORDER OR TRUST REQUEST: a written order or request delivered to the Trustee and signed in the name of the Issuer by an Authorized Officer.

     UNDERWRITING AGREEMENT: the Underwriting Agreement, among the Issuer, Copelco and First Union dated as of April 14, 2000.

     UNIFORM COMMERCIAL CODE: with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

     WARRANTY LEASE: a Lease subject to repurchase by the Transferor as a result of a breach of a representation or warranty in accordance with the provisions of
Section 4 of the Assignment and Servicing Agreement.

     SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Issuer to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request, (b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Trustee shall require the Issuer to furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officer's Certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is PROVIDED that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

     Whenever in this Indenture it is PROVIDED that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default nor shall the Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.01(a)) or Servicer Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer, or any Noteholder.

SECTION 1.04. ACTS OF NOTEHOLDERS, ETC.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.04.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; PROVIDED that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

     SECTION 1.05. NOTICES, ETC., TO TRUSTEE, SERVICER, ISSUER AND RATING AGENCIES.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Issuer or the Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. For so long as the Swap Documents are in effect, the Swap Counterparty shall receive notice of all of the aforementioned requests, demands, authorizations, directions, notices, consents, waivers or Acts of Noteholders and copies of all such other documents. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

     (a) if to the Trustee, at the Corporate Trust Office, Attention Corporate Trust Administration (Number for telecopy: (716) 842-4474), or at any other address previously furnished in writing to the Issuer and the Servicer by the Trustee; or

     (b) if to the Issuer, at East Gate Center, 700 East Gate Drive, Mount Laurel, New Jersey 08054-5400, (Number for telecopy: 856-273-9288), or at any other address previously furnished in writing to the Trustee and the Issuer by the Servicer; or

     (c) if to the Servicer, at One International Boulevard, Mahwah, NJ 07430,
Attention: Nicholas Antonaccio (Number for telecopy: 856-273-9288), or at any other address previously furnished in writing to the Trustee and the Issuer by the Servicer.

     (d) if to the Rating Agencies: to Standard & Poor's Rating Group, a division of McGraw Hill Companies, Inc., 55 Water Street, New York, NY 10041,
Attention: Asset-Backed Surveillance Group, to Fitch IBCA, Inc., 1 State Street Plaza, New York, NY 10004, Attention: ABS Surveillance, and to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department.

     (e) if to the Swap Counterparty, to First Union National Bank, 301 South College Street, Charlotte, North Carolina NC0601; Attention: Bruce Young, Senior Vice President.

SECTION 1.06. NOTICE TO NOTEHOLDERS; WAIVER.

     (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Issuer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

     SECTION 1.09. GOVERNING LAW.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939 AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

     SECTION 1.10. LEGAL HOLIDAYS.

     In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid; PROVIDED that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

     SECTION 1.11. EXECUTION IN COUNTERPARTS.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.12. INSPECTION.

     The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes, or a beneficial interest therein, evidencing at least 25% of the Outstanding Principal Amount of the Receivable Notes or 25% of the Outstanding Principal Amount of the Class R Notes, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Indenture, the Assignment and Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.12 shall be borne by the Issuer.

     SECTION 1.13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01. GENERAL PROVISIONS.

     (a) The Notes shall consist of $185,926,071 principal amount of Class A-1 Notes, $139,444,553 principal amount of Class A-2a Notes, $139,444,553 principal amount of Class A-2b Notes, $255,648,348 principal amount of Class A-3 Notes, $237,055,741 principal amount of Class A-4 Notes, $18,592,607 principal amount of Class B Notes, $18,592,607 principal amount of Class C Notes, $27,811,911 principal amount of Class D Notes, $25,564,835 principal amount of Class E Notes, $71,459,924 principal amount of Class R-1 Notes, and $24,564,349 principal amount of Class R-2 Notes and the forms thereof and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.

     The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $908,713,673 of Receivable Notes and $96,024,273 of Class R Notes, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.03, 2.04, or 9.05. The Notes shall be issuable only in registered form and only in minimum denominations of at least $1,000,000 with respect to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes; PROVIDED that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000,000, or the issuance of a single Note of each Class, with a denomination less than $1,000,000.

     (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.03(b), 3.04(b), 3.08 or 6.06, as applicable. Except as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b), except that the Issuer may redeem the Notes in their entirety (including any unpaid interest due), without premium, as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date (after giving effect to all Principal Payments on such Payment Date). The Issuer will give notice of any such redemption to each Noteholder and the Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

     (c) For each Payment Date, the interest due and payable (the "Interest Payments") with respect to the Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class R-1, and the Class R-2 Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the first Payment Date, since the Issuance Date (and except as otherwise provided with respect to the Class A-2b Notes in Section 3.08), at the Class A-1 Interest Rate, Class A-2a Interest Rate, Class A-2b Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class B Interest Rate, Class C Interest Rate, Class D Interest Rate, Class E Interest Rate, Class R-1 Interest Rate and Class R-2 Interest Rate, respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, the Class C Notes, Class D Notes, Class E Notes, Class R-1 Notes, and Class R-2 Notes, respectively, on the preceding Payment Date. With respect to the Class A-1 Notes, Class A-2a Notes and the Class A-2b Notes (after the Payment Date in March 2001), the interest will be calculated on the basis of a year of 360 days and the actual number of days in the related interest accrual period. With respect to all other Notes, the interest will be calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest Payments will be made in accordance with Sections 3.03(b), 3.04(b) and 6.06 and, with respect to the Class A-2b Notes, prior to the Payment Date in March 2001, Section 3.08, as applicable.

     (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

     (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

     (f) All Class A-2a Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2a Notes shall be made pro rata among all Outstanding Class A-2a Notes, without preference or priority of any kind.

     (g) All Class A-2b Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture, PROVIDED that, if the Class A-2a Notes are not paid in full on the Payment Date in March 2001, the principal amount of the Class A-2b Notes shall be subject to adjustment in accordance with Section 3.11. Payments of principal and interest on the Class A-2b Notes shall be made pro rata among all Outstanding Class A-2b Notes, without preference or priority of any kind.

     (h) All Class A-3 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-3 Notes shall be made pro rata among all Outstanding Class A-3 Notes, without preference or priority of any kind.

     (i) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

     (j) The Class B Notes shall be subordinated to the Class A Notes to the extent set forth herein. All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

     (k) The Class C Notes shall be subordinated to the Class A Notes and the Class B Notes to the extent set forth herein. All Class C Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class C Notes shall be made pro rata among all Outstanding Class C Notes, without preference or priority of any kind.

     (l) The Class D Notes shall be subordinated to the Class A Notes, the Class B Notes and Class C Notes to the extent set forth herein. All Class D Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class D Notes shall be made pro rata among all Outstanding Class D Notes, without preference or priority of any kind.

     (m) The Class E Notes shall be subordinated to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes to the extent set forth herein. All Class E Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class E Notes shall be made pro rata among all Outstanding Class E Notes, without preference or priority of any kind.

     (n) Except as provided in Section 6.06, the Class R Notes shall not be subordinated to the Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes, but shall have priority with respect to any Residual Realizations received hereunder. The Class R-2 Notes shall be subordinated to the Class R-1 Notes to the extent set forth herein.

     (o) All Class R-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class R-1 Notes shall be made pro rata among all Outstanding Class R-1 Notes, without preference or priority of any kind.

     (p) The Class R-2 Notes shall be subordinated to the Class R-1 Notes to the extent set forth herein. All Class R-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class R-2 Notes shall be made pro rata among all Outstanding Class R-2 Notes, without preference or priority of any kind.

     SECTION 2.02. EXECUTION, AUTHENTICATION, DELIVERY, AND DATING.

     (a) The Notes shall be manually executed by the Issuer.

     (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

     (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

     (d) The Notes may from time to time be executed by the Issuer and delivered to the Trustee for authentication together with a Trust Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Trust Request.

     SECTION 2.03. TRANSFER AND EXCHANGE.

     (a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

     No transfer of any Class A-2b Note or Class E Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an "Accredited Investor" (as defined in Rule 501 of the Securities Act) in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. If any resale or other transfer of (a) the Class R Notes is proposed to be made to an Accredited Investor pursuant to clause (iii) above or (b) the Class A-2b Notes or the Class E Notes is proposed, the Trustee will require, in order to assure compliance with such laws, that the Class A-2b Noteholder's, the Class E Noteholder's or Class R Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Issuer and the Trustee as to the facts surrounding such transfer in the form of Exhibit B hereto. Except in the case of a transfer of Class A-2b Notes, Class E Notes or Class R Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after three years from the Issuance Date, the Trustee shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee or the Servicer or the Issuer). None of the Issuer, the Servicer or the Trustee is obligated to register or qualify the Class A-2b Notes, Class E Notes or the Class R Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Class A-2b Notes, Class E Note or Class R Note without registration.

     The Trustee shall not register the transfer of any Note (other than the transfer of a Note to the nominee of the Clearing Agency) unless the transferee has executed and delivered to the Trustee a certification to the effect that either (i) the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (B) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) the transferee's acquisition and continued holding of the Note will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption. Each transferee of a book-entry Note shall be deemed to make one of the foregoing representations.

     (b) Each transferee of Class R Notes represented by an interest in a Rule 144A Global Note will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A under the Securities Act are used herein as defined therein):

     (1) The transferee (A) is a "qualified institutional buyer", (B) is aware that the sale of the Class R Notes to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (C) is acquiring the Class R Notes for its own account or for one or more accounts, each of which is a QIB, and as to each of which the transferee exercises sole investment discretion, and in a principal amount of not less than $1,000,000, for the transferee and for each such account. The transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class R Notes, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the transferee's or its investment.

     (2) The transferee understands that the Class R Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class R Notes have not been and will not be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Class R Notes, such Class R Notes may be offered, resold, pledged or otherwise transferred only in accordance with the legend on such Class R Notes described above. The transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Class R Notes.

     (3) The transferee has carefully read and understands the Class R Private Placement Memorandum, including, without limitation, the "Risk Factor" section therein, and has based its decision to purchase the Class R Notes upon the information contained therein and not upon any information, if any, provided to it by any of the Issuer, the Placement Agent or any other Person. The transferee is not purchasing the Class R Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The transferee understands that an investment in the Class R Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The transferee has had access to such financial and other information concerning the Issuer and the Class R Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Class R Notes, including an opportunity to ask questions of and request information from the Placement Agent.

     (4) In connection with the transfer of the Class R Notes: (i) none of the Issuer, the Placement Agent or the Servicer is acting as a fiduciary or financial or investment adviser for the transferee; (ii) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Placement Agent or the Servicer other than any in a current private placement memorandum for such Class R Notes and any representations expressly set forth in a written agreement with such party; (iii) none of the Issuer, the Placement Agent or the Servicer has given to the transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Indenture or documentation for the Class R Notes;
          (iv) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer; (v) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Class R Notes reflect those in the relevant market for similar transactions; (vi) the transferee is acquiring the Class R Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vii) the transferee is a sophisticated investor.

     (5) The transferee understands that the Class R Notes offered in reliance on Rule 144A will bear the legend set forth in the form of Class R Notes attached hereto as Exhibit A, and will be represented by one or more Rule 144A Global Notes. The Class R Notes may not at any time be held by or on behalf of U.S. persons that are not QIBs or institutional accredited investors. Before any interest in a Rule 144A Global Note may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Definitive Note, the transferor will be required to provide the Trustee with a written certification (in the form provided as Exhibit B hereto) as to compliance with the transfer restrictions.

     (6) The transferee will not, at any time, offer to buy or offer to sell the Class R Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertisings.

     (7) The transferee by its purchase of the Class R Notes, represents that either (i) it is not a Benefit Plan and is not acting on behalf of or investing the assets of a Benefit Plan or (ii) the transferee's acquisition and continued holding of such Class R Notes will be covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

     (8) The transferee acknowledges that the Issuer, the Placement Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by or in connection with its purchase of Class R Notes is no longer accurate, it shall promptly notify the Issuer and the Placement Agent. If the transferee is acquiring any Class R Notes as a fiduciary or agent for one or more investor accounts, it shall be deemed to have represented that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

     (c) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office of the Issuer designated pursuant to Section 8.02 for such purpose, the Issuer shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

     (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 not involving any transfer.

     SECTION 2.04. MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

     (a) If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (b) If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

     (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

     (e) Every replacement Note issued pursuant to this Section 2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.05. BOOK-ENTRY REGISTRATION OF CLASS A-1, CLASS A-2A, CLASS A-3, CLASS A-4, CLASS B NOTES, CLASS C NOTES, CLASS D NOTES AND CLASS R NOTES.

     Each of the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class R-1 Notes, and the Class R-2 Notes, upon original issuance, shall be issued in the form attached as Exhibit A and delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Each of the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, the Class R-1 Notes and the Class R-2 Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2a Note Owner, Class A-3 Note Owner, Class A-4 Note Owner, Class B Note Owner, Class C Note Owner, Class D Note Owner, Class R-1 Note Owner, or Class R-2 Note Owner will receive a definitive note representing such Note Owner's interest, except as provided in Section 2.07. Unless and until Definitive Class A-1 Notes, Definitive Class A-2a Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes, Definitive Class B Notes, Definitive Class C Notes, Definitive Class D Notes, Definitive Class R-1 Notes and/or Definitive Class R-2 Notes ("Definitive Notes") have been issued to the applicable Note Owners pursuant to Section 2.07:

     (a) the provisions of this Section 2.05 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, or the Class B Notes, Class C Notes, Class D Notes or Class R Notes, as the case may be;

     (b) the Issuer, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C

Notes, Class D Notes or Class R Notes, as the case may be (including the making of distributions on the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and Class R Notes, as the case may be), as the authorized representatives of the respective Note Owners;

     (c) to the extent that the provisions of this Section 2.05 conflict with any other provisions of this Indenture, the provisions of this Section 2.05 shall control; and

     (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes, are issued pursuant to Section 2.07, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes and Class R-2 Notes, as the case may be, to such Clearing Agency Participants.

     For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes or Class R-2 Notes, as the case may be, evidencing a specified percentage of the Outstanding Principal Amount of the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes or Class R-2 Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes or Class R-2 Notes evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

     SECTION 2.06. NOTICE TO CLEARING AGENCY NOTE OWNERS.

     Whenever notice or other communication to the Class A-1 Noteholders, Class A-2a Noteholders, Class A-3 Noteholders, Class A-4 Noteholders, Class B Noteholders, Class C Noteholders, Class D Noteholders, Class R-1 Noteholders or Class R-2 Noteholders is required under this Agreement, unless and until Definitive Notes shall have been issued to the related Note Owners pursuant to
Section 2.07, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A-1 Note Owners, Class A-2a Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners, Class D Note Owners, Class R-1 Note Owners or Class R-2 Note Owners in accordance with its applicable rules, regulations and procedures.

     SECTION 2.07. DEFINITIVE CLASS A-1 NOTES, CLASS A-2A NOTES, CLASS A-3 NOTES, CLASS A-4 NOTES, CLASS B NOTES, CLASS C NOTES, CLASS D NOTES AND CLASS R NOTES.

     (a) If (a) (i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes, Class D Notes, the Class R-1 Notes and/or the Class R-2 Notes and (ii) the Trustee or the Issuer is unable to locate a qualified successor, (b) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, Class C Notes, Class D Notes, the Class R-1 Notes and/or the Class R-2 Notes through the Clearing Agency or (c) after the occurrence of a Servicer Event of Default, Class A-1 Note Owners, Class A-2a Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners, Class D Note Owners, Class R-1 Note Owners and Class R-2 Note Owners with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes and Class R-2 Notes evidencing not less than 50% of the aggregate unpaid Outstanding Principal Amount of the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes and Class R-2 Notes, respectively, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes or Class R-2 Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A-1 Note Owners, Class A-2a Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners, Class D Note Owners, Class R-1 Note Owners or Class R-2 Note Owners, as the case may be, the Trustee shall notify all Class A-1 Note Owners, Class A-2a Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners, Class D Note Owners, Class R-1 Note Owners and Class R-2 Note Owners with respect to the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes and Class R-2 Notes, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes, to Class A-1 Note Owners, Class A-2a Note Owners, Class A-3 Note Owners, Class A-4 Note Owners, Class B Note Owners, Class C Note Owners, Class D Note Owners, Class R-1 Note Owners or Class R-2 Note Owners, respectively, requesting the same. Upon surrender to the Trustee of the Class A-1 Notes, Class A-2a Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class R-1 Notes or Class R-2 Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Issuer shall execute and the Trustee shall authenticate and deliver the relevant Definitive Notes. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the holders of the relevant Definitive Notes as Noteholders hereunder.

     (b) The Class R Notes sold to QIBs will be represented by a permanent global note in fully registered form without coupons (the "Rule 144A Global Note") deposited with a custodian for, and registered in the name of, a nominee of DTC. In the case of Class R Notes that are Definitive Notes initially issued to an Accredited Investor or in exchange for the Rule 144A Global Notes, such Definitive Notes will bear, and be subject to the legend set forth in the form of Class R Notes attached hereto as Exhibit A. The holder of such Definitive Note may transfer such Definitive Note by surrendering it at the office or agency maintained by the Trustee. Upon the transfer, exchange or replacement of Definitive Notes bearing such legend, or upon specific written request for removal of the legend on a Definitive Note, the Trustee will deliver only Definitive Notes that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to the Trustee such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Trustee that neither such legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

     Definitive Notes will not be eligible for clearing or settlement through DTC, Euroclear or Cedel.

     SECTION 2.08. PAYMENT OF INTEREST AND PRINCIPAL; RIGHTS PRESERVED.

     (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

     (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

     SECTION 2.09. PERSONS DEEMED OWNERS.

     Prior to due presentment of a Note for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     SECTION 2.10. CANCELLATION.

     All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Trust Order.

     SECTION 2.11. NOTEHOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. In the event the Trustee no longer serves as the Note Registrar, the Issuer (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Issuer shall otherwise comply with Section 312(a) of the Trust Indenture Act.

     SECTION 2.12. TREASURY SECURITIES.

     In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, any other obligor upon the Notes or an Affiliate of the Issuer shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows are so owned shall be so disregarded.

     SECTION 2.13. CALCULATION OF THE LIBOR RATE.

     With respect to each Payment Date, LIBOR for the Class A-2a Notes (and after the Payment Date in March 2001, the Class A-2b Notes) shall be established by the Trustee and as to any Interest Accrual Period, LIBOR will equal the London interbank offered rate for Eurodollar deposits for one month which appears on the Telerate Screen page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period except with respect to the First Issuance Date, in which case LIBOR has been set as of April 14, 2000. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR as may be selected by the Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the principal amount of the Class A-2a Notes (and after the Payment Date in March 2001, the Class A-2b Notes) then outstanding (or an appropriate standard size amount). The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 A.M., New York City time, on the first day of the relevant Interest Accrual Period date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the principal amount of the Class A-2a Notes (and after the Payment Date in March 2001, the Class A-2b Notes) then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Payment Date. The Trustee shall provide the Swap Counterparty with notice as to the calculation of the LIBOR rate for each Interest Accrual Period.


                                  ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

     SECTION 3.01. TRUST ACCOUNTS; INVESTMENTS BY TRUSTEE.

     (a) On or before the Issuance Date, the Trustee shall establish the Collection Account and the Reserve Account in the name of the Trustee for the benefit of the Receivable Noteholders to the extent of their interests therein as provided in this Indenture and in the Assignment and Servicing Agreement which accounts shall be Eligible Accounts maintained at the Corporate Trust Office. On or before the Issuance Date, the Trustee shall establish the Residual Account and the Liquidity Reserve Account in the name of the Trustee for the benefit of the Residual Noteholders to the extent of their interests therein as provided in this Indenture and in the Assignment and Servicing Agreement, which accounts shall be Eligible Accounts maintained at the Corporate Trust Office. On or before the Issuance Date, the Trustee shall establish the Class A Principal Payment Account in the name of the Trustee for the benefit of the Class A-2a Noteholders, which account shall be an Eligible Account maintained at the Corporate Trust Office. On or before the Issuance Date, the Trustee shall establish the Class A-2 Funding Account in the name of the Trustee for the benefit of the Class A-2a and Class A-2b Noteholders, which account shall be an Eligible Account maintained at the Corporate Trust Office.

     Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

     (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Servicer. Unless the Trustee is advised differently in writing by the Lessee making the payment or by the Servicer in writing (with the Servicer's instruction controlling), the Trustee shall assume that any amount remitted to it by such Lessee is to be deposited into the Collection Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

     (c) Neither the Servicer, Trustee nor the institution then acting as Trustee shall have any right of set-off with respect to the Collection Account, the Reserve Account, the Residual Account, the Liquidity Reserve Account, the Class A Principal Payment Account or the Class A-2 Funding Account, or any investment therein.

     (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in the Trust Accounts, shall be invested and reinvested by the Trustee pursuant to a Trust Order or Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Trust Order or Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Issuer or the Servicer, as the case may be, identified therein, in each case in such amounts as such Trust Order or Servicer Order shall specify. The Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Reserve Account, the Residual Account, the Liquidity Reserve Account, the Class A Principal Payment Account or the Class A-2 Funding Account. Each of the Issuer and the Servicer agrees to give appropriate and timely investment directions to the Trustee so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Trust Accounts are not invested, directly or indirectly, pursuant to a Trust Order or a Servicer Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

     (e) In the event that either (i) the Issuer or the Servicer, as the case may be, shall have failed to give investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the Collection Account, the Reserve Account, the Residual Account, the Liquidity Reserve Account, the Class A Principal Payment Account or the Class A-2 Funding Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments. All investments made by the Trustee shall mature no later than the maturity date therefore permitted by Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency, that the liquidation of such Eligible Investments prior to their respective maturity dates, will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes.

     (f) Unless payable on demand, no investment of any amount held in the Trust Accounts shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Trust Accounts shall be deposited by the Trustee in such account immediately upon receipt.

     (g) Any investment of any funds in the Trust Accounts and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

          (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

          (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

          (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

     (h) If any amounts are needed for disbursement from the Trust Accounts and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Trust Order or Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

     (i) The Trustee shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

     SECTION 3.02. COLLECTION OF MONEYS.

     (a) On or before the Issuance Date, the Servicer shall designate an address for the receipt directly from Lessees of all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease (which payments may be aggregated by the Lessee paying the same with Other Lease Payments and which designated address may be the same designated address to which such Other Lease Payments may be sent). The Servicer shall, within two Business Days of receipt of any payment at such designated address, deposit such payment (excluding Residual Realizations) in the Collection Account and Residual Realizations in the Residual Account. All Lease Payments, Casualty Payments, Termination Payments and other payments relating to a Lease received at such designated address and so deposited shall constitute part of the Trust Estate. Any Other Lease Payments from time to time received at such designated address or otherwise received by the Servicer or deposited in the Collection Account shall not constitute part of the Trust Estate.

     (b) The Trustee shall from time to time, in accordance with instructions of the Servicer, withdraw from the Collection Account any amounts in the Collection Account which the Servicer advises the Trustee are Other Lease Payments. Prior to such payment, the Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

     (c) If at any time the Issuer shall receive any payment on or in respect of any Lease, it shall hold such Payment in trust for the benefit of the Trustee and the holders of the Notes, shall segregate such payment from the other property of the Issuer, and shall, promptly (but in no event later than the next following Business Day) upon receipt, deliver such payment in the form received to the Trustee.

     SECTION 3.03. COLLECTION ACCOUNT; PAYMENTS.

     (a) The Servicer shall within two Business Days of receipt (a "Required Deposit Date") deposit the following funds, as received, into the Collection
Account:

          (i) Lease Payments (net of any Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges);

          (ii) recoveries from Non-Performing Leases to the extent Copelco has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances);

          (iii) late charges received on delinquent Lease payments not advanced by the Servicer;

          (iv) proceeds (other than Residual Warranty Payments) from purchases by Copelco of Leases as a result of breaches of representations and warranties by Copelco to the extent Copelco has not substituted Substitute Leases for such Leases;

          (v) proceeds from investment of funds in the Collection Account and the Reserve Account;

          (vi) Casualty Payments (other than Residual Casualty Payments);

          (vii) Servicer Advances;

          (viii) any amounts paid by the Swap Counterparty to the Issuer pursuant to the Swap Documents;

          (ix) Termination Payments (other than Residual Prepayments) to the extent the Issuer does not reinvest such Termination Payments in Additional Leases; and

          (x) payments from the Transferor to effect a redemption of the Notes pursuant to Section 2.01(b).

     (b) Unless the Notes have been declared due and payable pursuant to Section
6.02 and moneys collected by the Trustee are being applied in accordance with
Section 6.06, (x) Available Funds on deposit in the Collection Account, (y) the amounts, if any, deposited into the Collection Account from the Reserve Account in accordance with the provisions of Section 3.05 and (z) the amounts, if any, deposited into the Collection Account from the Class A Principal Payment Account on the Payment Date in March 2001 in accordance with the provisions of Section 3.07(c) shall be withdrawn by the Servicer on or before each Payment Date from the Collection Account in the amounts required, for application in the following order of priority, to make the following required payments:

          (i) to pay the Swap Counterparty any amounts due under the Swap Documents, other than amounts due to the Swap Counterparty following a termination of the Swap following a downgrade of or a default by the Swap Counterparty (the "Swap Counterparty Termination Payment");

          (ii) to pay the Servicing Fee;

          (iii) to pay the Trustee Fee (if not paid by Copelco pursuant to the Trustee Fee Letter);

          (iv) to reimburse unreimbursed Servicer Advances in respect of a prior Payment Date;

          (v) concurrently and pro rata: (a) to make Interest Payments on the Class A-1 Notes; (b) to make Interest Payments on the Class A-2a Notes; (c) to make Interest Payments on the Class A-2b Notes (beginning with the April 2001 Payment Date); (d) to make Interest Payments on the Class A-3 Notes;
     (e) to make Interest Payments on the Class A-4 Notes;

          (vi) to make Interest Payments on the Class B Notes;

          (vii) to pay the Swap Counterparty the balance of the Swap Counterparty Termination Payment but, if a replacement swap has been entered into, not more than the product of (A) (1) 6.75% minus (2) the assumed fixed rate for any replacement swap quoted at the time by the Swap Counterparty as provided in the Swap Documents, (B) the Outstanding Principal Amount of the Class A-2a Notes until the Payment Date in March 2001 and the Outstanding Principal Amounts of the Class A-2a and Class A-2b Notes thereafter and (C) the number of days in the applicable Interest Accrual Period divided by 360.

          (viii) to make Interest Payments on the Class C Notes;

          (ix) to make Interest Payments on the Class D Notes;

          (x) to make Interest Payments on the Class E Notes;

          (xi) to make the Class A Principal Payment as follows:

                    a) prior to the Payment Date in March 2001, (i) to the Class
               A-1 Noteholders, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, and then (ii) the balance, if any, to the Class A Principal Payment Account;

                    b) on the Payment Date in March 2001 and thereafter: (i) to the Class A-1 Noteholders, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (ii) to the Class A-2a Noteholders, after taking into account any Principal Payment from the Class A-2 Funding Account pursuant to Section 3.08, until the Outstanding Principal Amount on the Class A-2a Notes is reduced to zero, then (iii) to the Class A-2b Noteholders, until the Outstanding Principal Amount of the Class A-2b Notes is reduced to zero, then (iv) to the Class A-3 Noteholders, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally (v) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero; PROVIDED that, the Class A-2b Noteholders will have no rights to such payments to the extent that amounts in the Class A-2 Funding Account are insufficient to fully pay principal on the Class A-2a Notes;

          (xii) to pay the Class B Principal Payment to the Class B Noteholders;

          (xiii) to pay the Class C Principal Payment to the Class C
     Noteholders;

          (xiv) to pay the Class D Principal Payment to the Class D Noteholders;

          (xv) to pay the Class E Principal Payment to the Class E Noteholders;

          (xvi) to pay the Additional Principal, if any, as an additional reduction of principal, to the Class A Noteholders then receiving the Class A Principal Payment until the Outstanding Principal Amount as provided in clause (x) above on all of the Class A Notes has been reduced to zero, thereafter to the Class B Noteholders as an additional reduction of principal until the Outstanding Class B Principal Amount has been reduced to zero, thereafter to the Class C Noteholders until the Outstanding Class C Principal Amount has been reduced to zero; thereafter to the Class D Noteholders until the Outstanding Class D Principal Amount has been reduced to zero; and thereafter to the Class E Noteholders until the Outstanding Class E Principal Amount has been reduced to zero;

          (xvii) to pay the Swap Counterparty the balance of the Swap Counterparty Termination Payment;

          (xviii) to make a deposit to the Reserve Account in an amount equal to the excess of the Required Reserve Amount over the Available Reserve Amount; and

          (xix) to the Issuer, the balance, if any.

     (c) Notwithstanding the foregoing, the Trustee shall retain in the Collection Account an amount equal to all Lease Payments (except for any payments due or to become due during April 2000) received that were due since the prior Due Period, and all Casualty Payments and Termination Payments (excluding Residual Realizations) received by the Trustee after the Determination Date for such Payment Date and shall not distribute any such amounts on such Payment Date. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.03(c) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.03(c) such amount or portion thereof shall be deemed to have not been previously so distributed.

     (d) On the Issuance Date, the Servicer shall transfer the April Interest Payment to the Trustee and the Trustee shall deposit the April Interest Payment into the Collection Account.

     (e) Notwithstanding the foregoing, if on any Payment Date, the aggregate amounts on deposit in the Collection Account and the Reserve Account are greater than or equal to the sum of (i) the aggregate outstanding principal balance of the Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, (ii) the accrued and unpaid Interest Payments, (iii) the accrued and unpaid Servicing Fee and (iv) the unreimbursed Servicer Advances, the amount on deposit in the Reserve Account shall be deposited in the Collection Account and applied to pay in full the Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes.

     SECTION 3.04. THE RESIDUAL ACCOUNT; PAYMENTS.

     (a) The Servicer shall within two Business Days of receipt deposit the following funds, as received into the Residual Account:

          (i) Residual Realizations;

          (ii) proceeds from investment of funds in the Residual Account and the Liquidity Reserve Account;

          (iii) Residual Servicer Advances; and

          (iv) payments from the Transferor to effect a redemption of the Class R Notes pursuant to Section 2.01(b).

     (b) Unless the Notes have been declared due and payable pursuant to Section
6.02 and moneys collected by the Trustee are being applied in accordance with
Section 6.06, amounts on deposit in the Residual Account and the amounts, if any, deposited into the Residual Account from the Liquidity Reserve Account in accordance with the provisions of Section 3.06 shall be withdrawn by the Servicer on or before each Payment Date from the Residual Account, in the amounts required, for application in the following order of priority, to make the following required payments:

          (i) to pay the Residual Servicing Fee;

          (ii) to pay the Residual Trustee Fee (if not paid by Copelco Capital pursuant to the Trustee Fee Letter);

          (iii) to reimburse unreimbursed Residual Servicer Advances in respect of a prior Payment Date;

          (iv) to make Interest Payments on the Class R-1 Notes;

          (v) to make Interest Payments on the Class R-2 Notes;

          (vi) to make a deposit to the Liquidity Reserve Account in an amount equal to the excess of the Required Liquidity Reserve over the amount then on deposit therein;

          (vii) to pay principal on the Class R-1 Notes until such time as the Outstanding Class R-1 Principal Amount is reduced to zero;

          (viii) to pay principal on the Class R-2 Notes until such time as the Outstanding Class R-2 Principal Amount is reduced to zero; and

          (ix) to the Issuer, the balance, if any.

     SECTION 3.05. THE RESERVE ACCOUNT.

     (a) On the Issuance Date, the Issuer has made an initial deposit of $9,296,303.56 into the Reserve Account. On each Payment Date, the Trustee shall transfer to the Reserve Account from the Collection Account such amounts as shall be required by Section 3.05(b).

     (b) If by 12:00 noon, New York City time, one Business Day preceding any Payment Date, the amount of collected funds on deposit in the Collection Account available for distribution under Section 3.03(b) is insufficient to permit on such Payment Date all distributions required by Section 3.03(b)(i) through 3.03(b)(xiv) (such payments, the "Required Payments" and such shortfall, an "Available Funds Shortfall"), then, to the extent of the Available Reserve Amount on deposit in the Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount to the extent available as shall be necessary to make on such Payment Date all Required Payments, PROVIDED that, in the event payments on the Leases may not be used to make payments on the Notes due to the imposition of the automatic stay under Section 362 of the Bankruptcy Code or other similar applicable provision in the event of a bankruptcy or insolvency case relative to Copelco Capital, amounts in the Reserve Account shall only be used to make interest payments on the Notes and principal payments at Stated Maturity of the Notes.

     (c) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall transfer, not later than the end of business on such Payment Date, an amount equal to such excess to the Issuer.

     (d) Upon termination of this Indenture, any balance remaining in the Reserve Account, after all obligations to the Noteholders and the Swap Counterparty hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.

     (e) If on any Payment Date, the aggregate amount on deposit in the Collection Account and the Reserve Account is greater than or equal to the sum of (i) the aggregate outstanding principal balance of the Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, (ii) payments to the Swap Counterparty under the Swap Documents, (iii) the accrued and unpaid Interest Payments, (iv) the accrued and unpaid Servicing Fee and (v) the unreimbursed Servicer Advances, the Trustee shall transfer the amount on deposit in the Reserve Account to the Collection Account and the Servicer shall apply such amount to pay in full the Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes.

     SECTION 3.06. THE LIQUIDITY RESERVE ACCOUNT.

     (a) On the Issuance Date, the Issuer has made an initial deposit of $14,236,156.83 into the Liquidity Reserve Account for the sole benefit of the Class R

Notes. On each Payment Date, the Trustee shall transfer to the Liquidity Reserve Account from the Residual Account such amounts as shall be required by
Section 3.06(b).

     (b) If by 12:00 noon, New York City time, one Business Day preceding any Payment Date, the amount of collected funds on deposit in the Residual Account available for distribution under Section 3.04(b) is insufficient to permit on such Payment Date all distributions required by Section 3.04(b)(i) through 3.04(b)(iv) then, to the extent of the amount on deposit in the Liquidity Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Liquidity Reserve Account to the Residual Account such amount as shall be necessary to make such distribution on such Payment Date.

     (c) If on any Payment Date, the aggregate of the balance in the Residual Account and the balance in the Liquidity Reserve Account is greater than the outstanding balance of the Class R Notes and interest payable thereon and the Residual Servicing Fee payable on such Payment Date, the Trustee shall withdraw all amounts from the Liquidity Reserve Account and deposit them in the Residual Account for distribution to the Class R-1 Noteholders and Class R-2 Noteholders on such date.

     (d) If on any Payment Date, the balance in the Liquidity Reserve Account after giving effect to all distributions required by Section 3.04(b)(i) through 3.04(b)(iv) is greater than the Required Liquidity Reserve the Trustee shall withdraw such excess from the Liquidity Reserve Account and deposit them in the Residual Account for distribution to the Class R Noteholder on such Payment Date.

     (e) Upon termination of this Indenture, any balance remaining in the Liquidity Reserve Account, after all obligations to the Class R Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Issuer.

     SECTION 3.07. THE CLASS A PRINCIPAL PAYMENT ACCOUNT.

     (a) On each Payment Date prior to the Payment Date in March 2001 after the Class A-1 Notes have been paid in full, the Servicer shall transfer to the Trustee for deposit into the Class A Principal Payment Account the balance of the Class A Principal Payment payable to the Class A Noteholders after making all payments in accordance with Section 3.03(b).

     (b) All amounts on deposit in the Class A Principal Payment Account shall be maintained by the Trustee in trust for and for the benefit of the Class A Noteholders.

     (c) By 12:00 noon, New York City time, one Business Day preceding the Payment Date in March 2001, the amount of funds on deposit in the Class A Principal Payment Account shall be transferred by the Trustee, not later than the end of such Business Day, from the Class A Principal Payment Account to the Collection Account to be applied in accordance with the priorities set forth in Section 3.03(b)(xi)(b) on the March 2001 Payment Date.

     SECTION 3.08. THE CLASS A-2 FUNDING ACCOUNT.

     (a) On the Issuance Day, the proceeds from the issuance of the Class A-2b Notes will be deposited in the Class A-2 Funding Account.

     (b) All amounts on deposit in the Class A-2 Funding Account shall be maintained by the Trustee in trust for and for the benefit of the Class A-2a Noteholders and the Class A-2b Noteholders.

     (c) The Trustee shall invest all amounts on deposit in the Class A-2 Funding Account in Eligible Investments, as directed by the Servicer, which mature no later than one Business Day prior to the Payment Date in March 2001.

     (d) On each Payment Date prior to the Payment Date in March 2001, the Trustee shall withdraw from the Class A-2 Funding Account and transfer to the Servicer for payment to the Class A-2b Noteholders, the aggregate amount of net interest income, if any, earned on the Eligible Investments maintained by the Trustee in the Class A-2 Funding Account during the applicable interest Accrual Period as the Class A-2b Interest Payment for such Payment Date (it being understood that, given the term of such Eligible Investments, such net investment income may not be available on every Payment Date prior to the Payment Date in March 2001).

     (e) On the Payment Date in March 2001 (and on each Payment Date thereafter if necessary), the amount of funds on deposit in the Class A-2 Funding Account shall be transferred by the Trustee to the Servicer for application in the following order of priority:

          (i) to make a Principal Payment on the Class A-2a Notes until the Outstanding Principal Amount of the Class A-2a Notes has been reduced to zero;

          (ii) to pay the Class A-2b Notes, as the Class A-2b Interest Payment for such Payment Date, an amount equal to the net investment income, if any, earned on the Eligible Investments maintained by the Trustee in the Class A-2 Funding Account; and

          (iii) to deposit into the Collection Account for application, any excess.

     SECTION 3.09. REPORTS BY TRUSTEE; NOTICES OF CERTAIN PAYMENTS.

     (a) The Trustee shall within two Business Days after the request of the Issuer, the Servicer, the Swap Counterparty or any Receivable Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Collection Account and the Reserve Account and identifying the investments included therein.

     (b) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Report from the Servicer pursuant to Section 5.01 of the Assignment and Servicing Agreement, the Trustee shall mail to the Issuer, Copelco, the Swap Counterparty, each Rating Agency and the Servicer and make available to each Receivable Noteholder the following information:

          (i) the principal amount of all Outstanding Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, and Class E Notes, respectively.

          (ii) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, respectively, and with respect to the Receivable Notes held by each Receivable Noteholder;

          (iii) the amount of the Servicing Fee and unreimbursed Servicer Advances paid on such Payment Date pursuant to Section 3.03(b)(i) and
     Section 3.03(b)(ii); and

          (iv) the amount on deposit in the Collection Account, the Reserve Account, the Class A Principal Payment Account and the Class A-2 Funding Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.02, 3.03 and 3.05.

     (c) The Trustee shall within two Business Days after the request of the Issuer, the Servicer, or any Class R Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Residual Account and the Liquidity Reserve Account, and identifying the investments included therein.

     (d) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Report from the Servicer pursuant to Section 5.01 of the Assignment and Servicing Agreement, the Trustee shall mail to the Issuer, Copelco, each Rating Agency and the Servicer and make available to each Class R Noteholder the following information:

          (i) the principal amount of all Outstanding Class R-1 Notes and Class R-2 Notes, respectively;

          (ii) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class R-1 Notes and Class R-2 Notes, respectively, and with respect to the Class R Notes held by each Class R Noteholder;

          (iii) the amount of the Residual Servicing Fee and unreimbursed Residual Servicer Advances paid on such Payment Date pursuant to Section 3.04(b)(i) and Section 3.04(b)(ii); and

          (iv) the amount on deposit in the Residual Account and the Liquidity Reserve Account, in each case after giving effect to all the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.04 and 3.06.

     (e) With each report of the Trustee furnished pursuant to this Section 3.09 following any Payment Date, the Trustee shall enclose a copy of the relevant Servicing Report and the report required to be furnished to the Trustee by the Servicer following such Payment Date pursuant to Section 6.01 of the Assignment and Servicing Agreement or, if such reports have not been received, a statement to such effect.

     (f) Upon request of a Noteholder, the Trustee will provide information as to the Outstanding Principal Amount of each Class of Notes.

     SECTION 3.10. TRUSTEE MAY RELY ON CERTAIN INFORMATION FROM COPELCO AND SERVICER.

     Pursuant to Sections 4.01, 4.05, 5.01 and 6.02 of the Assignment and Servicing Agreement and Section 3.02 through 3.09 hereof, the Servicer is required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article Three and in Article Four of this Indenture. The Trustee shall be entitled to rely in good faith on such information or calculations in the performance of its duties hereunder (i) unless and until a Responsible Officer of the Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information.

     SECTION 3.11. MODIFICATIONS TO CLASS A-2B NOTES

     (a) To the extent that on the Payment Date in March 2001 or on any Payment Date thereafter, the amounts on deposit in the Class A-2 Funding Account are not sufficient to fully pay the Outstanding Principal Amount of the Class A-2a Notes pursuant to Section 3.08, the Outstanding Principal Amount of Class A-2b Notes shall be written-down in an amount equal to the difference between the Outstanding Principal Amount of the Class A-2a Notes and the amount then on deposit in the Class A Funding Account (such deficiency, the "Class A-2a Shortfall").

     (b) On each Payment Date after application of the write-down of the Class A-2b Notes in the amount of the Class A-2a Shortfall, Interest Payments on the Class A-2b Notes shall be based on the written-down Outstanding Class A-2b Principal Amount.

     (c) An Event of Default pursuant to Section 6.01 shall not be deemed to have occurred as a result of a write-down of the Class A-2b Notes pursuant to this Section 3.11.

     (d) On each Payment Date after application of the write-down of the Outstanding Class A-2b Principal Amount in the amount of the Class A-2a Shortfall on the Payment Date in March 2001, to the extent any recoveries are realized on the Eligible Investments maintained by the Trustee in the Class A-2 Funding Account, the Outstanding Principal Amount of the Class A-2b Notes shall be increased by the amount of such recoveries which are used to make a Principal Payment on the Class A-2a Notes or are deposited in the Collection Account pursuant to Section 3.08(e) (the "Class A-2b Increase"). After such Payment Date the Class A-2b Notes shall receive interest based on the Outstanding Class A-2b Principal Amount Notes as modified by the Class A-2b Increase.

     (e) In the event that the foregoing provisions providing for the modification of the Class A-2b Notes in the amount of the Class A-2a Shortfall are not enforced, or are otherwise set aside or disregarded by a court of competent jurisdiction, the principal balance of the Class A-2b Notes shall be deemed subordinate in an amount equal to the Class A-2a Shortfall to the claims and rights (including any rights with respect to post-petition interest) of all of the Notes in right of payment and priority. The Class A-2b Noteholders are hereby deemed to agree that this subordination provision constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

     SECTION 3.12. SWAP TERMINATION; SUCCESSOR SWAP COUNTERPARTY.

     The Issuer shall not terminate the Swap if such termination would result in a default on any Class of Notes. In the event of termination of the Swap or the Swap Documents, the Issuer may enter into a replacement swap agreement with a successor swap counterparty ("Replacement Swap Counterparty") and such Replacement Swap Counterparty shall be subject to the same terms and conditions as the Swap Counterparty under this Indenture. The appointment of a Replacement Swap Counterparty shall require confirmation from the Rating Agencies then rating the Notes that such appointment will not result in the downgrading or withdrawal of the ratings then assigned to the Notes.


                                   ARTICLE IV

                         RELEASE OF LEASES AND EQUIPMENT

SECTION 4.01. RELEASE OF EQUIPMENT.

     Subject to the satisfaction of the provisions of Section 4.02, the Trustee shall release Equipment from the Lien of the Indenture upon the occurrence of any of the following events: (a) the sale of such Equipment pursuant to Section 4.03(b) of the Assignment and Servicing Agreement (unless retained by the Issuer for re-leasing), (b)


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


the expiration of the related Lease upon the payment of the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (c) the repurchase of the related Lease in accordance with the provisions of Section 5 of the Assignment and Servicing Agreement, (d) the addition of an Additional Lease to the extent new Equipment is provided in replacement of such Equipment in accordance with the provisions of Section 11 of the Assignment and Servicing Agreement and (e) upon the substitution of a Substitute Lease related to such Equipment in accordance with the provisions of
Section 11 of the Assignment and Servicing Agreement. The proceeds (excluding Residual Realizations) of any such sale, repurchase or releasing shall be deposited in the Collection Account for disposition under this Indenture. The Residual Realizations shall be deposited in the Residual Account for disposition under this Indenture.

     SECTION 4.02. RELEASE OF LEASES UPON FINAL LEASE PAYMENT.

     In the event that the Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from the Servicer that the Trustee has received from amounts paid by the Lessee, the Lease Purchase Amount, or from the proceeds of the Equipment subject to any Lease (i) the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (ii) a Termination Payment in respect of such Lease, and the deposit of any Residual Realization in respect thereof, (iii) a Lease Purchase Amount in respect of such Lease, and the deposit of any Residual Realization in respect thereof, (iv) a Casualty Payment under such Lease (and, following such final Lease Payment, Casualty Payment, Lease Purchase Amount or Termination Payment, no further payments on or in respect of such Lease are or will be due and payable), or (iv) the full amount of any recoveries with respect to such Non-Performing Lease, such Lease shall be released from the lien of this Indenture.

     SECTION 4.03. EXECUTION OF DOCUMENTS.

     The Trustee shall promptly execute and deliver such documents, including without limitation partial releases and termination statements (which shall be furnished to the Trustee by the Issuer), and take such other actions as the Issuer, by Trust Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections 4.01 or 4.02.


                                   ARTICLE V

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

SECTION 5.01. SERVICER EVENTS OF DEFAULT.

     If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall, upon the written request of the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, give notice in writing to the Servicer of the termination of all of the rights and obligations of the Servicer under the Assignment and Servicing Agreement (but none of Copelco's obligations pursuant to Section 4 of the Assignment and Servicing Agreement, which shall survive such termination). On and after the giving of such written notice, all rights and obligations of the Servicer under the Assignment and Servicing Agreement, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee, but none of the Servicer obligations pursuant to Section 4 thereof, shall pass to, be vested in, and be assumed by the Trustee, and the Trustee shall be authorized to, and shall, execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and of such passing, vesting, and assumption; PROVIDED that in performing the duties of the Servicer under the Assignment and Servicing Agreement the Trustee shall at all times be deemed to be acting as the Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to the Trustee, including without limitation those set forth in Article Seven hereof.

     SECTION 5.02. SUBSTITUTE SERVICER.

     Notwithstanding the provisions of Section 5.01, the Trustee may, if it shall be unwilling to continue to act as the successor to the Servicer in accordance with Section 5.01, or shall, if it is unable to continue to so act or is so instructed in writing by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, appoint a successor to the Servicer in accordance with the provisions of Section 8.03 of the Assignment and Servicing Agreement.


                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

SECTION 6.01. EVENTS OF DEFAULT.

     "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in making Principal Payments at the Stated Maturity of the relevant Receivable Notes (except in the case of the Class A-2a Notes), or Interest Payments on the Receivable Notes when such become due and payable;

     (b) default in making Principal Payments due on the Class A-2a Notes at the Stated Maturity of the Class
A-2b Notes;

     (c) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other


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similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

     SECTION 6.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     (a) If an Event of Default occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer.

     (b) At any time after such an Event of Default has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Notes evidencing 66-2/3% of the then Outstanding Principal Amount of the Notes by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

          (A) all Principal Payments on any Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E

     Notes and Class R Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate,

          (B) all Interest Payments due with respect to any Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E


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     Notes and Class R Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel;

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

     SECTION 6.03. REMEDIES.

     (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02.

     (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

     (c) If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid.

     (d) In exercising its rights and obligations under this Section 6.03, the Trustee may sell the Trust Estate (other than the Liquidity Reserve Account); PROVIDED that if the Event of Default involves other than non-payment of principal or interest on the Notes, then such sale must be for an amount greater than or equal to amounts due under clauses first through fourth in Section 6.06 unless directed otherwise by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes. Neither the Trustee nor any Noteholder shall have any rights against the Issuer other than to enforce the Lien against the Leases and the Equipment and to sell the Trust Estate.

     SECTION 6.04. TRUSTEE SHALL FILE PROOFS OF CLAIM.

     (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, Copelco, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Issuer, Copelco, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made


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any demand on the Issuer, Copelco or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

          (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

          (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 6.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

     SECTION 6.06. APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article following an Event of Default, and any moneys that may then be held (excluding amounts on deposit in the Liquidity Reserve Account which will be used, on the Payment Date immediately following an Event of Default for the payment of interest and principal to Class R Noteholders in accordance with Clause fourth below) or thereafter received by the Trustee (other than the Liquidity Reserve Account) shall be applied in the following


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order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

          first -- to the payment of all costs and expenses of collection incurred by the Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to the Trustee and the Noteholders);

          second -- to pay the Swap Counterparty any amount due pursuant to the Swap Documents;

          third -- if the person then acting as Servicer under the Assignment and Servicing Agreement is not Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such person;

          fourth -- first, pro-rata to the payment of all accrued and unpaid interest on the Outstanding Class A-1 Principal Amount, Outstanding Class A-2a Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2a Note Interest Rate, Class A-2b Note Interest Rate, Class A-3 Note Interest Rate and Class A-4 Note Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Outstanding Class B Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Note Interest Rate, third, to the payment of all accrued and unpaid interest on the Outstanding Class C Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class C Note Interest Rate, fourth, to the payment of all accrued and unpaid interest on the Outstanding Class D Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class D Note Interest Rate, fifth, to the payment of all accrued and unpaid interest on the Outstanding Class E Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class E Note Interest Rate, sixth, to the payment of the Outstanding Class A-1 Principal Amount and the Outstanding Class A-2a Principal Amount pro rata, seventh to the payment of the outstanding Class A-2b Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount pro-rata, eighth, to the payment of the


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     Outstanding Class B Principal Amount, ninth, to the payment of the
     Outstanding Class C Principal Amount, tenth, to the payment of the Outstanding Class D Principal Amount and eleventh, to the payment of the Outstanding Class E Principal Amount; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

          fifth -- first to the payment of all accrued and unpaid interest on the Outstanding Class R-1 Principal Amount, second to the payment of all accrued and unpaid interest on the Outstanding Class R-2 Principal Amount, third to the payment of the Outstanding Class R-1 Principal Amount and fourth to the payment of the Outstanding Class R-2 Principal Amount;

          sixth -- to the payment of amounts then due the Trustee hereunder;

          seventh -- if the person then acting as Servicer is Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such Person; and

          eighth -- to the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

          On the Payment Date following an Event of Default, amounts in the Liquidity Reserve Account shall be used to make any amounts not paid under item fourth above and thereafter in the priority first through seventh above.

     SECTION 6.07. LIMITATION ON SUITS.

     None of the Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (i) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

     (ii) the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and


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


     (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, Copelco shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Sections 3.03(b), 3.04(b), 3.05, 3.06, 4.01 and 4.02 hereof) or for the appointment of a receiver or trustee (including, without limitation, a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 6.07 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.09(h) hereof.

     SECTION 6.08. UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the Trust Estate, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

     SECTION 6.09. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

     SECTION 6.10. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.04 (f), no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or


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


employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 6.12. CONTROL BY NOTEHOLDERS.

     Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.01(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing,

     (i) no such direction shall be in conflict with any rule of law or with this Indenture;

     (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

     (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; PROVIDED that the Trustee shall give notice of any such action to each Noteholder and the Swap Counterparty.

     SECTION 6.13. RESIDUAL NOTES EVENTS OF DEFAULT.

     (a) Upon a default in making of Principal Payments at the Stated Maturity of the relevant Class R Notes or Interest Payments on the Class R Notes when such become due and payable (a "Residual Event of Default"), the unpaid principal amount of the Class R Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer.

     (b) At any time after such a Residual Event of Default has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Class R Notes evidencing 66-2/3% of the then Outstanding Principal Amount of the Class R Notes by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay all Principal Payments on the Class R Notes which have become due otherwise than by


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


such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate
Note Interest Rate all Interest Payments due with respect to any Class R Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel. No such rescission shall affect any subsequent Residual Event of Default or impair any right consequent thereon.

     (c) If a Residual Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02. Following any acceleration of the Class R Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Residual Realizations as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust. If a Residual Event of Default occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid. In exercising its rights and obligations under this Section 6.13, the Trustee may sell the rights to receive Residual Realizations to a third party. Neither the Trustee nor any Class R Noteholder shall have any rights against the Issuer other than to sell the Residual Realizations.

     (d) Any money collected by the Trustee pursuant to this Article following a sale of rights to Residual Realizations following a Residual Event of Default, and any moneys that may then be held or thereafter received by the Trustee for the benefit of the Class R Notes or otherwise available in the Residual Account or the Liquidity Reserve Account shall be applied in the following order, at the date or dates fixed by the Trustee, upon presentation of the Class R Notes and surrender thereof:

          first -- to the payment of all costs and expenses of collection incurred by the Trustee and the Class R Noteholders (including the reasonable fees and expenses of any counsel to the Trustee and the Noteholders);

          second -- if the person then acting as Servicer under the Assignment and Servicing Agreement is not Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Residual Servicer's Fees then due to such person;

          third -- first to the payment of all accrued and unpaid interest on the Outstanding Class R-1 Principal Amount, second to the payment of all accrued and unpaid interest on the Outstanding Class R-2 Principal Amount, third to the payment of the Outstanding Class R-1 Principal Amount and fourth to the payment of the Outstanding Class R-2 Principal Amount;

          fourth -- to the payment of amounts then due the Trustee hereunder;


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


          fifth -- if the person then acting as Servicer is Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Residual Servicer's Fees then due to such Person; and

          sixth -- to the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

     SECTION 6.14. UNDERTAKING FOR COSTS.

     All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturities for such payments, including the Stated Maturity as applicable.

     SECTION 6.15. WAIVER OF STAY OR EXTENSION LAWS.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 6.16. SALE OF TRUST ESTATE.

     (a) The power to effect any sale of any portion of the Trust Estate described pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Trust Estate, the Trustee shall have provided each Noteholder and the Swap Counterparty with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.


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


     (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

          (i) until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of each Class of the Notes voting separately consent to or direct the Trustee in writing to make such sale; or

          (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire balance of all amounts payable to the Swap Counterparty and in respect of the Swap and the Swap Documents, the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with Section 6.06 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Trust Estate at a private sale.

     (c) In connection with a sale of all or any portion of the Trust Estate:

          (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

          (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

          (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

          (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

     (e) The provisions of this Section 6.16 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Issuer or the Trust Estate that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of


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


this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

     SECTION 6.17. RIGHTS OF SWAP COUNTERPARTY.

     Nothing herein shall be deemed to restrict the rights of the Swap Counterparty to take such action as it deems necessary to protect its interests under this Indenture and the Swap Documents.


                                  ARTICLE VII

                                   THE TRUSTEE

SECTION 7.01. CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default known to the Trustee,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved, subject to
     Section 7.03(f) hereof, that the Trustee was negligent in ascertaining the pertinent facts;


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


          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 7.02. NOTICE OF DEFAULTS OR EVENTS OF DEFAULT.

     Within two Business Days after a Responsible Officer obtaining knowledge of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to the Swap Counterparty and to all Noteholders, as their names and addresses appear in the Note Register, and the Rating Agencies notice of such Default or Event of Default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived.

     SECTION 7.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of
Section 7.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Trust Request or Trust Order and any action of the Issuer may be sufficiently evidenced by a Trust Order;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected by the Trustee with due care shall be full and


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complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 7.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

     The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.

     SECTION 7.05. MAY HOLD NOTES.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee.

     SECTION 7.06. MONEY HELD IN TRUST.

     Money and investments held by the Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

     SECTION 7.07. COMPENSATION, REIMBURSEMENT, ETC.

     The Issuer hereby agrees:


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     (a) the Trustee shall be entitled to a fee payable once per annum in the amount of $8,500, as specified in the Trustee Fee Letter, provided that, of such amount, the amount of $7,721.31 shall be deemed paid to the Trustee for acting as trustee of Receivable Notes (the "Trustee Fee") and the amount of $778.69 shall be deemed paid to the Trustee for acting as trustee of the Residual Notes ("Residual Trustee Fee").

     (b) except as otherwise expressly provided herein (and only to the extent not paid by Copelco pursuant to the Trustee Fee Letter), to reimburse the Trustee upon its request, solely from and only to the extent that amounts are available to the Issuer under Section 3.03(b) or Section 3.04(b) (or payable to the Trustee under clause first of Section 6.06 or clause first of Section 6.13(d)), for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

     SECTION 7.08. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) have a combined capital and surplus of at least $100,000,000; (c) be subject to supervision or examination by federal or state authority; and (d) at the time of appointment, shall have long-term debt obligations (or, if the Trustee does not have outstanding long-term debt obligations and is a subsidiary of a holding company, which holding company shall have long-term obligations) having a credit rating of at least "A-" from S&P and Baa3 from Moody's.

     If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act. The Trustee is subject to the provisions of Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

     SECTION 7.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.


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     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to the Swap Counterparty and to Noteholders at their addresses appearing on the Note Register.

     (c) The Trustee may be removed at any time by Act of the holders of not less than a majority of the then Outstanding Principal Amount of the Notes, delivered to the Trustee and the Issuer.

     (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the consent of the holders of 66-2/3% of the Outstanding Principal Amount of the Notes, by an act of the Issuer, shall promptly appoint a successor Trustee.

     (e) If no successor Trustee shall have been so appointed by the Issuer or the Noteholders as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and each Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) The Issuer may remove the Trustee if the Trustee fails to comply with
Section 7.08 of this Indenture.

     (h) If the Trustee after written request by the Swap Counterparty or any Noteholder who has been a Noteholder for at least six months fails to comply with Section 310(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of the Trustee and the appointment of a successor Trustee.

     SECTION 7.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and


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certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 7.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. The Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 7.11.

     SECTION 7.12. CO-TRUSTEES AND SEPARATE TRUSTEES.

     (a) At any time or times, if the Issuer, the Trustee or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the holders of a majority of the then Outstanding Principal Amount of the Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee, or the holders of a majority of the then Outstanding Principal Amount of the Notes, alone shall have power to make such appointment.

     (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Every co-trustee or


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separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

          (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.12. (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 7.13. ACCEPTANCE BY TRUSTEE.

     The Trustee hereby acknowledges the conveyance of the Granted Assets and the receipt of the Leases and the other Granted Assets granted by the Issuer hereunder and declares that the Trustee, through a custodian, will hold such Leases and other Granted Assets conveyed by the Issuer in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.


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     SECTION 7.14. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER.

     The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

     SECTION 7.15. REPORTS BY TRUSTEE TO NOTEHOLDERS.

     To the extent required by the Trust Indenture Act, within 60 days after each June 18 of each year, following the date of this Indenture beginning June 18, 2001, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

     A copy of each such report required under Trust Indenture Act Section 313 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Issuer or any other obligor upon the Notes shall notify the Trustee if the Notes become listed on any stock exchange or market trading system.

     SECTION 7.16. NO PROCEEDINGS.

     The Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against the Issuer any proceeding of the type referred to in Section 6.01(b) or (c) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.


                                  ARTICLE VIII

                                    COVENANTS

     SECTION 8.01. PAYMENT OF PRINCIPAL AND INTEREST AND SWAP PAYMENTS.

     The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     (b) The Issuer will duly and punctually pay all amounts due and payable to the Swap Counterparty under the Swap Documents.

     SECTION 8.02. MAINTENANCE OF OFFICE OR AGENCY; CHIEF EXECUTIVE OFFICE.

     (a) The Issuer will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and


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where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     (b) The chief executive office of the Issuer, and the office at which the Issuer maintains its records with respect to the Leases, the interests in the Equipment, and the transactions contemplated hereby, is currently located in Mount Laurel, New Jersey; and records with respect to certain of the Leases are maintained in Mt. Laurel, New Jersey. The Issuer will not change the location of such offices without giving the Trustee at least 30 days prior written notice thereof.

     SECTION 8.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST.

(a) All payments of amounts due and payable with respect to any Notes or other obligations secured by the Indenture that are to be made from amounts withdrawn from the Collection Account pursuant to Section 3.03(b) or Section 6.06 or from amounts withdrawn from the Residual Account pursuant to Section 3.04(b) shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from the Collection Account or the Residual Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this
Section 8.03 or in Section 3.03(b), Section 3.04(b) or Section 6.06.

     (b) In making payments hereunder, the Trustee will:

          (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders pursuant to Section 3.03(b), Section 3.04(b), or Section 6.06, as applicable, in accordance with the information known to the Trustee;

          (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

          (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     Whenever the Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.


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     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

                  (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal or interest.

     (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee with respect to such trust money shall thereupon cease.

     SECTION 8.04. CORPORATE EXISTENCE; MERGER; CONSOLIDATION, ETC.

     (a) The Issuer will keep in full effect its existence and rights as a limited liability company under the laws of the State of Delaware.

     (b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, and (ii) all requisite and appropriate organizational and other formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Underwriting Agreement and the Assignment and Servicing Agreement.

     (c) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

     (d) The Issuer will be qualified to do business in all states where the failure to do so would have a material adverse effect on the Noteholders.

     SECTION 8.05. PROTECTION OF TRUST ESTATE; FURTHER ASSURANCES.

     The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Estate;


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          (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Leases, in the Equipment and all other property included in the Trust Estate; provided, that the Issuer shall not be required to file Financing Statements with respect to the interests in the Equipment in addition to those contemplated by Section
     11.03 of the Assignment and Servicing Agreement;

          (iv) enforce or cause the Servicer to enforce any of the Leases; or

          (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in the Trust Estate and preserve and defend the rights of the Trustee and the Noteholders and the Swap Counterparty in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

The Issuer, upon the Issuer's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; PROVIDED, HOWEVER, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05.

     SECTION 8.06. RESERVED.

     SECTION 8.07. PERFORMANCE OF OBLIGATIONS; ASSIGNMENT AND SERVICING
AGREEMENT.

     (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Notes, the Underwriting Agreement and the Placement Agent Agreement.

     (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Assignment and Servicing Agreement.

     (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Assignment and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Swap Counterparty and the Noteholders thereof, and shall specify


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


in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to by the holders of 66 2/3% of the then Outstanding Principal Amount of the Notes, the Issuer may not waive any default under or amend the Assignment and Servicing Agreement.

     SECTION 8.08. NEGATIVE COVENANTS.

     The Issuer will not:

     (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

     (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

     (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment, the issuance of the Notes, and the specific transactions contemplated hereby including the Swap;

     (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the registration statement filed with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes, and the Assignment and Servicing Agreement;

     (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

     (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to Section 3.01(c) of the Assignment and Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

     (g) make any loan or advance to any Affiliate of the Issuer or to any other Person; PROVIDED that the Issuer may from time to time make Inter-Company Loans on the terms and conditions set forth in Section 13 of the Assignment and Servicing Agreement.


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


SECTION 8.09. INFORMATION AS TO ISSUER.

     The Issuer shall deliver to the Trustee and, the Trustee shall deliver to each Rating Agency and to each holder of outstanding Notes (and, upon the request of any Noteholder, to any prospective transferee of any Notes):

     (a) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto; and

     (b) Report on Proceedings - promptly upon the Issuer's becoming aware of
(i) any proposed or pending investigation of it by any governmental authority or agency, or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

     SECTION 8.10. PAYMENT OF TAXES.

     The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate.

     SECTION 8.11. INDEMNIFICATION.

     The Issuer agrees to indemnify and hold harmless the Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Assignment and Servicing Agreement, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; PROVIDED that, all amounts payable pursuant to this
Section 8.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Issuer except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid.

     SECTION 8.12. COMMISSION REPORTS; REPORTS TO TRUSTEE; REPORTS TO
NOTEHOLDERS.

     To the extent it has not satisfied the following requirements by reporting under Section 8.09 hereof, the Issuer shall:

     (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if the Issuer is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Issuer will file with the Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations; and

     (c) furnish to the Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section 7.15 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of Subsections (a) and (b) of this Section 8.12 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

     (a) Without the consent of any Noteholders, the Issuer, by a Trust Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (i) to add to the covenants of the Issuer for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

          (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

          (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture; provided such action pursuant to this
     Section 9.01(a) shall not adversely affect the interests of the Noteholders in any respect or result in the reduction or withdrawal of the then current ratings of the outstanding Notes.

     (b) The Trustee shall promptly deliver to each Noteholder, the Swap Counterparty and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.01(a).

     SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

     (a) With the consent of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to the Issuer and the Trustee, the Issuer, by a Trust Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall be entered into if it would result in the reduction or withdrawal of the then current ratings of the outstanding Notes and no supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

          (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;

          (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

          (iii) modify any of the provisions of this Section except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

          (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as provided in Sections 4.01 or 4.02, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

     (b) Notwithstanding the foregoing, no supplemental indenture may be entered into, or any action taken by any party hereto, which materially affects the interests of the Swap Counterparty unless the Swap Counterparty consents to the terms of such supplemental indenture.

     (c) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.02(a).

     SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing any supplemental indenture (a) pursuant to Article 9.01 of this Indenture or (b) pursuant to Section 9.02 of this Indenture without the consent of each holder of the Notes to the execution of the same, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, projections, or immunities under this Indenture or otherwise.

     SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

     SECTION 9.06. COMPLIANCE WITH TRUST INDENTURE ACT.

     Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                   ARTICLE X

                           SATISFACTION AND DISCHARGE

     SECTION 10.01. SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (i) 100 days shall have elapsed since either

                    (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and
               (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c)) have been delivered to the Trustee for cancellation; or

                    (B) the final installments of principal on all such Notes
               not theretofore delivered to the Trustee for cancellation

                         (1) have become due and payable, or

                         (2) will become due and payable at their Stated
                    Maturity, as applicable, within one year,

               and the Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

          (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer for the benefit of the Noteholders; and

          (iii) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Issuer or, upon Trust Order, its assignee, all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Trustee pursuant to Section 10.01(i)(B), for the payment and discharge of the Notes.

     (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Sections 7.07 and 8.11, and, if money shall have been deposited with the Trustee pursuant to Section 10.01(i)(B), the obligations of the Trustee under Section 10.02 and Section 8.03(c) shall survive.

     (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article 10.

     SECTION 10.02. APPLICATION OF TRUST MONEY.

     Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 10.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto.


                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. TRUST INDENTURE ACT CONTROLS.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(a) shall control.

     SECTION 11.02. COMMUNICATION BY NOTEHOLDERS WITH OTHER NOTEHOLDERS.

     Noteholders and the Swap Counterparty may communicate, pursuant to Trust Indenture Act Section 312(b), with other Noteholders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act
Section 312(c).

     SECTION 11.03. LOCATION OF LEASES.

     The Servicer shall maintain the Leases at its office in Mt. Laurel, New Jersey or Mahwah, New Jersey or Moberly, Missouri or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

     SECTION 11.04. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL AS TO CONDITIONS PRECEDENT.

     Upon any request or application by the Issuer (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Issuer (or such other Obligor) shall furnish to the Trustee:

     (a) an Officers' Certificate (which shall include the statements set forth in Section 11.04) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel (which shall include the statements set forth in Section 11.04) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

     SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     SECTION 11.06. NONPETITION.

     The Trustee, by entering into this Indenture, and each Class R-1 Noteholder and Class R-2 Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Receivable Notes are paid in full.

     In addition, each Noteholder, by accepting a Note, and the Trustee, by entering into this Indenture, hereby covenants and agrees that no claim may be brought against the Issuer, its directors, officers or shareholders, with respect to any assets collateralizing any other debt obligation of the Issuer.

     SECTION 11.07. INCOME TAX CHARACTERIZATION.

     The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness and that for all applicable tax purposes, accordingly, the Issuer will be treated as sole and exclusive owner of the Granted Assets. Further, each party hereto and each Noteholder (by receiving and holding a Note), hereby covenants to every other party hereto and to every other Noteholder to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

     SECTION 11.08. NON-RECOURSE.

     Except as otherwise provided in Section 6.06, (i) the Receivable Noteholders shall not at any time have any recourse on the Receivable Notes or under this Indenture against the Issuer (other than the Receivable Assets) and
(ii) the Class R Noteholders shall not at any time have any recourse on the Class R Notes or under this Indenture against the Issuer (other than the Residual Assets).

     SECTION 11.09. SUBORDINATION OF INTERESTS OF NOTEHOLDERS.

     (a) Notwithstanding any term of this Indenture, but except as provided in
Section 6.06 hereof, the Issuer and the Trustee agree and, by its holding of a Receivable Note, each Receivable Noteholder will be deemed to agree that, to the extent the Receivable Noteholders are deemed to have any interest or claim to any assets of the Issuer other than the Receivable Assets including, but not limited to, amounts deposited into the Collection Account pursuant to Section 3.03, such Receivable Noteholder's claim or interest shall be subordinate to the claims or rights (including any rights with respect to post-petition interest) of such other debtholders to those assets. In addition, each Noteholder agrees that this agreement to subordinate its claim or interest constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

     (b) Notwithstanding any term of this Indenture, the Issuer and the Trustee agree and, by its holding of a Class R Note, each Class R Noteholder will be deemed to agree that, to the extent that the Class R Noteholders are deemed to have any interest or claim to any assets of the Issuer other than Residual Assets including, but not limited to, amounts deposited into the Residual Account pursuant to Section 3.04 and the Liquidity Reserve Account pursuant to
Section 3.06, such Class R Noteholder's claim or interest shall be subordinate to the claims or rights (including any rights with respect to post-petition interest) of such other debtholders to those assets. In addition, each Noteholder agrees that this agreement to subordinate its claim or interest constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

     SECTION 11.10. TRANSFER RESTRICTIONS ON CLASS E AND CLASS R NOTES.

     No Class E Note or Class R Note may be sold or transferred (including, without limitation, by pledge or hypothecation) if the sale or transfer thereof increases the number of the sum of (a) the number of holders of the Class E Notes, (b) the number of holders of the Class R Notes, and (c) the number of holders of membership interests in the Issuer, to more than 99.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.


                                       COPELCO CAPITAL RECEIVABLES LLC,
                                         as Issuer

                                       By: Copelco Manager, Inc.


                                       By: /s/ NICHOLAS ANTONACCIO
                                           -------------------------------------
                                           Name:  Nicholas Antonaccio
                                           Title: EVP & CFO



                                       MANUFACTURERS AND TRADERS TRUST COMPANY,
                                         as Trustee


                                       By: /s/ RUSSELL T. WHITLEY
                                           -------------------------------------
                                           Name:  Russell T. Whitley
                                           Title: Assistant Vice President



                                       COPELCO CAPITAL, INC., as Servicer


                                       By: /s/ NICHOLAS ANTONACCIO
                                           -------------------------------------
                                           Name:  Nicholas Antonaccio
                                           Title: EVP & CFO


                        [Signature Page to the Indenture]

                                                                       EXHIBIT A

                                 CLASS A-1 NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         COPELCO CAPITAL RECEIVABLES LLC

               6.50728% CLASS A-1 LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO.  ________
No. R-1                                                                 $_______

     Copelco Capital Receivables LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________ ($________), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance at the rate of 6.50728% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or with respect to the June 2000 Payment Date, since April 20, 2000.

     Principal and interest on this Class A-1 Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000 either by check to the registered address of the Holder of this Class A-1 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-1 Notes is the Payment Date in May 2001, on which date the Outstanding Principal Amount of the Class A-1 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-1 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its " 6.50728% Class A-1 Lease-Backed Notes, Series 2000-A" (herein called the "Class A-1 Notes") limited in aggregate principal amount of $_______, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital, Inc., as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-1 Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-1 Notes (but not less than all the Class A-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-1 Note shall terminate.

     By accepting this Class A-1 Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.


                                     A-1-2

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-1 Note or any Class A-1 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-1 Note is registrable in the Note Register, upon surrender of this Class A-1 Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-1 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-1 Notes are exchangeable for a like aggregate principal amount of Class A-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-1 Note is registered as the owner hereof for all purposes, whether or not this Class A-1 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.



                                     A-1-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: April 20, 2000



                                        COPELCO CAPITAL RECEIVABLES LLC


                                        By:  COPELCO MANAGER, INC.,
                                               as Manager


                                        By:
                                            ----------------------------------
                                                    Authorized Officer



                     Trustee's Certificate of Authentication

     This is one of the Class A-1 Notes referred to in the within mentioned Indenture.


                                        MANUFACTURERS AND TRADERS TRUST COMPANY,
                                          as Trustee


                                        By:
                                            ----------------------------------
                                                    Authorized Officer


                                     A-1-4

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-1 Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                  (Print or type name, address and zip code and social security or tax ID number of assignee)


and irrevocably appoint ____________, agent to transfer this Class A-1 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ________________               Signed: _________________________________
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-1 Note)


Signature Guarantee _______________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-1 Note.


                                     A-1-5

                                 CLASS A-2a NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         COPELCO CAPITAL RECEIVABLES LLC

              ONE-MONTH LIBOR CLASS A-2a LEASE-BACKED NOTE, SERIES

CUSIP NO.  _______
No. R-1                                                                 $_______

     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________ ($________), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of one-month LIBOR per annum, subject to the terms of the Indenture, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or, with respect to the June 19, 2000 Payment Date, since April 20, 2000.

     Principal and interest on this Class A-2a Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000 either by check to the registered address of the Holder of this Class A-2a Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-2a Notes is the Payment Date in March 2001, on which date the Outstanding Principal Amount of the Class A-2a Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-2a Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-2a Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its Class A-2a Lease-Backed Notes, Series 2000-A (herein called the "Class A-2a Notes") limited in aggregate principal amount of $_______, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-2a Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-2a Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-2a Notes (but not less than all the Class A-2a Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-2a Note shall terminate.

     By accepting this Class A-2a Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at


                                     A-2-2
the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2a Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2a Note and of any Class A-2a Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2a Note or any Class A-2a Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2a Note is registrable in the Note Register, upon surrender of this Class A-2a Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2a Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-2a Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-2a Notes are exchangeable for a like aggregate principal amount of Class A-2a Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-2a Note is registered as the owner hereof for all purposes, whether or not this Class A-2a Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-2a Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                     A-2-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated:  April 20, 2000



                                        COPELCO CAPITAL RECEIVABLES LLC


                                        By:  COPELCO MANAGER, INC.,
                                               as Manager


                                        By:
                                            ----------------------------------
                                                    Authorized Officer



                     Trustee's Certificate of Authentication


     This is one of the Class A-2a Notes referred to in the within mentioned Indenture.


                                        MANUFACTURERS AND TRADERS TRUST COMPANY,
                                          as Trustee


                                        By:
                                            ----------------------------------
                                                    Authorized Officer


                                     A-2-4

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A-2a Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2a Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                  (Print or type name, address and zip code and social security or tax ID number of assignee)


and irrevocably appoint ____________, agent to transfer this Class A-2a Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ________________               Signed: _________________________________
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-2a Note)


Signature Guarantee _______________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-2a Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-2a Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2a Note.


                                     A-2-5

                                 CLASS A-2b NOTE

     NO TRANSFER OF ANY CLASS A-2b NOTE MAY BE MADE UNLESS THAT TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AN EFFECTIVE REGISTRATION OR A QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION BECAUSE THE TRANSFER SATISFIES ONE OF THE
     FOLLOWING: (I) SUCH TRANSFER IS IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT SUCH TRANSFER IS BEING MADE IN RELIANCE UPON RULE 144A UNDER THE SECURITIES ACT AS CERTIFIED BY SUCH TRANSFEREE IN A LETTER IN THE FORM OF EXHIBIT B TO THE INDENTURE; (II) AFTER THE APPROPRIATE HOLDING PERIOD, SUCH TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT; (III) SUCH TRANSFER IS TO A TRANSFEREE WHO IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501 OF THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (IV) SUCH TRANSFER IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE TRUSTEE WILL REQUIRE, IN ORDER TO ASSURE COMPLIANCE WITH SUCH LAWS, THAT THE CLASS E NOTEHOLDER'S PROSPECTIVE TRANSFEREE REFERRED TO IN THE PRECEDING CLAUSES (III) OR (IV) DELIVER AN INVESTMENT LETTER CERTIFYING TO THE ISSUER AND THE TRUSTEE AS TO THE FACTS SURROUNDING SUCH TRANSFER IN THE FORM OF EXHIBIT B TO THE INDENTURE. EXCEPT IN THE CASE OF A TRANSFER OF CLASS A-2b NOTES TO A TRANSFEREE REFERRED TO IN THE PRECEDING CLAUSE (I) OR, IN GENERAL, A TRANSFER THAT IS TO BE MADE AFTER THREE YEARS FROM THE ISSUANCE DATE, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT WITHOUT SUCH REGISTRATION (WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE SERVICER OR THE ISSUER). NONE OF THE ISSUER, THE SERVICER OR THE TRUSTEE IS OBLIGATED TO REGISTER OR QUALIFY THE CLASS A-2b NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW OR TO TAKE ANY ACTION NOT OTHERWISE REQUIRED UNDER THIS INDENTURE TO PERMIT THE TRANSFER OF ANY CLASS A-2b NOTE WITHOUT REGISTRATION.

                         COPELCO CAPITAL RECEIVABLES LLC

              VARIABLE CLASS A-2b LEASE-BACKED NOTE, SERIES 2000-A

CUSIP No.  ________
No. R-1                                                               $________

     Copelco Capital Receivables LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay __________________________, or registered assigns, the principal sum of ___________________________________ ($_______), payable in monthly installments beginning on ___________, ______, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of a) prior to the Payment Date in March 2001, at a rate equal to the amount of net interest income earned on Eligible Investments maintained by the Trustee in the Class A-2 Funding Account and b) after the Payment Date in March 2001 and after payment in full of the Class A-2a Notes, at a rate of LIBOR plus .20% per annum, subject to the terms of the Indenture, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of a year of 360 days and the actual number of days in the period since the last Payment Date or, with respect to the June 2000 Payment Date, since April 20, 2000.

     Principal and interest on this Class E Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class A-2b Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class A-2b Notes shall be payable to the Holder of this Class A-2b Note only upon presentation and surrender of this Class A-2b Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-2b Notes is the Payment Date in April 2002 on which date the Outstanding Principal Amount of the Class A-2b Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-2b Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-2b Note is one of a duly authorized issue of Class A-2b Notes of the Issuer designated as its Class A-2b Lease-Backed Notes, Series 2000-A (herein called the "Class A-2b Notes"), limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital, Inc., as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-2b Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-2b Notes (but not less than all the Class A-2b Notes) may be declared due and payable in the manner and with the effect provided in the


                                     a-2b-2

Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-2b Note shall terminate.

     By accepting this Class A-2b Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2b Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2b Note and of any Class A-2b Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-2b Note or any Class A-2b Note.

     No sale or transfer of this Class A-2b Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class A-2b Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-2b Note is registrable in the Note Register, upon surrender of this Class A-2b Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2b Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-2b Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and


                                     A-2b-3
subject to certain limitations therein set forth, Class A-2b Notes are exchangeable for a like aggregate principal amount of Class A-2b Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-2b Note is registered as the owner hereof for all purposes, whether or not this Class A-2b Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-2b Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                     A-2b-4

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                              COPELCO CAPITAL RECEIVABLES LLC

                               By:  COPELCO MANAGER, INC.,
                                        as Manager



                               By:  ____________________________________________
                                                Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class A-2b Notes referred to in the within mentioned Indenture.

                               MANUFACTURERS AND TRADERS TRUST COMPANY,
                                  as Trustee

                               By:  ____________________________________________
                                                        Authorized Officer


                                     A-2b-5

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A-2b Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-2b Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-2b Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________               Signed:_____________________________

                                              ______________________________
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-2b Note)


Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-2b Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-2b Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-2b Note.


                                     A-2b-6

                                 CLASS A-3 NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         COPELCO CAPITAL RECEIVABLES LLC

                7.12% CLASS A-3 LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO._______

No. R-1                                                              $_________

     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________________ ($________), payable in monthly installments beginning on June 19, 2000 in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.12% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class A-3 Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class A-3 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-3 Notes is the Payment Date in August 2003, on which date the Outstanding Principal Amount of the Class A-3 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-3 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "7.12% Class A-3 Lease-Backed Notes, Series 2000-A" (herein called the "Class A-3 Notes") limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-3 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-3 Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-3 Notes (but not less than all the Class A-3 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-3 Note shall terminate.

     By accepting this Class A-3 Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at

                                     A-3-2
the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-3 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-3 Note or any Class A-3 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-3 Note is registrable in the Note Register, upon surrender of this Class A-3 Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-3 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-3 Notes are exchangeable for a like aggregate principal amount of Class A-3 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-3 Note is registered as the owner hereof for all purposes, whether or not this Class A-3 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-3 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                     A-3-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                  COPELCO CAPITAL RECEIVABLES LLC

                                   By:  COPELCO MANAGER, INC.,
                                            as Manager


                                   By:  ________________________________________
                                                Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class A-3 Notes referred to in the within mentioned Indenture.

                                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                         as Trustee

                                    By:  _______________________________________
                                                 Authorized Officer


                                     A-3-4

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A-3 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-3 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-3 Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  _____________________                Signed:___________________________
                                              (sign exactly as the name appears
                                               on the other side of this Class
                                                A-3 Note)

Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-3 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-3 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-3 Note.


                                     A-3-5

                                 CLASS A-4 NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         COPELCO CAPITAL RECEIVABLES LLC

                7.22% CLASS A-4 LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO.  __________

No. R-1                                                              $_________

     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________________ ($_______), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.22% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

                  Principal and interest on this Class A-4 Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class A-4 Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A-4 Notes is the Payment Date in August 2005, on which date the Outstanding Principal Amount of the Class A-4 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A-4 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A-4 Note is one of a duly authorized issue of Class A Notes of the Issuer designated as its "7.22% Class A-4 Lease-Backed Notes, Series 2000-A" (herein called the "Class A-4 Notes") limited in aggregate principal amount of $_________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class A-4 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A-4 Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A-4 Notes (but not less than all the Class A-4 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A-4 Note shall terminate.

     By accepting this Class A-4 Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at


                                     A-4-2
the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A-4 Note or any Class A-4 Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A-4 Note is registrable in the Note Register, upon surrender of this Class A-4 Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A-4 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A-4 Notes are exchangeable for a like aggregate principal amount of Class A-4 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-4 Note is registered as the owner hereof for all purposes, whether or not this Class A-4 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A-4 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                     A-4-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                      COPELCO CAPITAL RECEIVABLES LLC

                                       By:  COPELCO MANAGER, INC.,
                                                as Manager

                                       By:  ____________________________________
                                                     Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class A-4 Notes referred to in the within mentioned Indenture.

                                       MANUFACTURERS AND TRADERS TRUST COMPANY,
                                             as Trustee


                                       By:  ____________________________________
                                                    Authorized Officer

                                     A-4-4

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A-4 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A-4 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class A-4 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ___________________              Signed:________________________________
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               A-4 Note)

-------------------------------------


Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A-4 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A-4 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A-4 Note.

                                     A-4-5

                                  CLASS B NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         COPELCO CAPITAL RECEIVABLES LLC

                 7.30% CLASS B LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO.  ________

No. R-1                                                               $________

     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________ ($________), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.30 per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class B Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class B Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class B Notes is the Payment Date in March 2006, on which date the Outstanding Principal Amount of the Class B Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class B Note is one of a duly authorized issue of Class A Notes of the Trust designated as its "7.30% Class B Lease-Backed Notes, Series 2000-A" (herein called the "Class B Notes") limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class B Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class B Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class B Notes (but not less than all the Class B Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.

     By accepting this Class B Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note or any Class B Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register, upon surrender of this Class B Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class B Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for a like aggregate principal amount of Class B Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                OPELCO CAPITAL RECEIVABLES LLC

                                By:  COPELCO MANAGER, INC.,
                                         as Manager

                                By:  ___________________________________________
                                              Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class B Notes referred to in the within mentioned Indenture.

                                MANUFACTURERS AND TRADERS TRUST COMPANY,
                                      as Trustee

                                By:  ___________________________________________
                                             Authorized Officer

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class B Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class B Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class B Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________               Signed:__________________________________
                                              (sign exactly as the name appears
                                              on the other side of this Class B
                                              Note)


Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class B Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class B Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class B Note.

                                  CLASS C NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         COPELCO CAPITAL RECEIVABLES LLC

                 7.39% CLASS C LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO.  ________

No. R-1                                                               $________

     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________________ ($_______), payable in monthly installments beginning on June 19, 2000 in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.39% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class C Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class C Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class C Notes is the Payment Date in May 2006, on which date the Outstanding Principal Amount of the Class C Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class C Note is one of a duly authorized issue of Class A Notes of the Trust designated as its "7.39% Class C Lease-Backed Notes, Series 2000-A" (herein called the "Class C Notes") limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class C Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class C Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class C Notes (but not less than all the Class C Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class C Note shall terminate.

     By accepting this Class C Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class C Note or any Class C Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class C Note is registrable in the Note Register, upon surrender of this Class C Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class C Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for a like aggregate principal amount of Class C Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note is registered as the owner hereof for all purposes, whether or not this Class C Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class C Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                  COPELCO CAPITAL RECEIVABLES LLC

                                   By:  COPELCO MANAGER, INC.,
                                            as Manager


                                   By:  ________________________________________
                                                Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class C Notes referred to in the within mentioned Indenture.

                                   MANUFACTURERS AND TRADERS TRUST COMPANY,
                                       as Trustee


                                   By:  ________________________________________
                                                  Authorized Officer

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class C Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class C Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class C Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________           Signed: _____________________________
                                           (sign exactly as the name appears
                                           on the other side of this Class C
                                           Note)

Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class C Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class C Note and the signed "power of attorney" in separate envelopes.

For added protection, use certified or registered mail for a Class C Note.

                                  CLASS D NOTE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         COPELCO CAPITAL RECEIVABLES LLC

                 7.87% CLASS D LEASE-BACKED NOTE, SERIES 2000-A

CUSIP NO.  ________

No. R-1                                                                 $_______


     Copelco Capital Receivables LLC, a limited liability company organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________ ($_______), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.87% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class D Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class D Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class D Notes is the Payment Date in May 2006, on which date the Outstanding Principal Amount of the Class D Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class D Note is one of a duly authorized issue of Class A Notes of the Trust designated as its "7.87% Class D Lease-Backed Notes, Series 2000-A" (herein called the "Class D Notes") limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital Receivables LLC, as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class D Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class D Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class D Notes (but not less than all the Class D Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class D Note shall terminate.

     By accepting this Class D Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class D Note or any Class D Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class D Note is registrable in the Note Register, upon surrender of this Class D Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class D Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class D Notes are exchangeable for a like aggregate principal amount of Class D Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class D Note is registered as the owner hereof for all purposes, whether or not this Class D Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class D Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                       COPELCO CAPITAL RECEIVABLES LLC

                                        By:  COPELCO MANAGER, INC.,
                                                 as Manager


                                        By:  ___________________________________
                                                    Authorized Officer

                     Trustee's Certificate of Authentication

     This is one of the Class D Notes referred to in the within mentioned Indenture.

                                        MANUFACTURERS AND TRADERS TRUST COMPANY,
                                                 as Trustee


                                        By:  ___________________________________
                                                    Authorized Officer

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class D Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class D Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and

                  social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class D Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________              Signed:___________________________________
                                             (sign exactly as the name appears
                                             on the other side of this Class D
                                             Note)


Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class D Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class D Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class D Note.

                                  CLASS E NOTE

     NO TRANSFER OF ANY CLASS E NOTE MAY BE MADE UNLESS THAT TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AN EFFECTIVE REGISTRATION OR A QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION BECAUSE THE TRANSFER SATISFIES ONE OF THE
     FOLLOWING: (I) SUCH TRANSFER IS IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT SUCH TRANSFER IS BEING MADE IN RELIANCE UPON RULE 144A UNDER THE SECURITIES ACT AS CERTIFIED BY SUCH TRANSFEREE IN A LETTER IN THE FORM OF EXHIBIT B TO THE INDENTURE; (II) AFTER THE APPROPRIATE HOLDING PERIOD, SUCH TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT; (III) SUCH TRANSFER IS TO A TRANSFEREE WHO IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501 OF THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (IV) SUCH TRANSFER IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE TRUSTEE WILL REQUIRE, IN ORDER TO ASSURE COMPLIANCE WITH SUCH LAWS, THAT THE CLASS E NOTEHOLDER'S PROSPECTIVE TRANSFEREE REFERRED TO IN THE PRECEDING CLAUSES (III) OR (IV) DELIVER AN INVESTMENT LETTER CERTIFYING TO THE ISSUER AND THE TRUSTEE AS TO THE FACTS SURROUNDING SUCH TRANSFER IN THE FORM OF EXHIBIT B TO THE INDENTURE. EXCEPT IN THE CASE OF A TRANSFER OF CLASS E NOTES TO A TRANSFEREE REFERRED TO IN THE PRECEDING CLAUSE (I) OR, IN GENERAL, A TRANSFER THAT IS TO BE MADE AFTER THREE YEARS FROM THE ISSUANCE DATE, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT WITHOUT SUCH REGISTRATION (WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE SERVICER OR THE ISSUER). NONE OF THE ISSUER, THE SERVICER OR THE TRUSTEE IS OBLIGATED TO REGISTER OR QUALIFY THE CLASS E NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW OR TO TAKE ANY ACTION NOT OTHERWISE REQUIRED UNDER THIS INDENTURE TO PERMIT THE TRANSFER OF ANY CLASS E NOTE WITHOUT REGISTRATION.

     NO CLASS E NOTE MAY BE SOLD OR TRANSFERRED (INCLUDING, WITHOUT LIMITATION, BY PLEDGE OR HYPOTHECATION) IF THE SALE OR TRANSFER THEREOF INCREASES THE NUMBER OF THE SUM OF (A) THE NUMBER OF HOLDERS OF THE CLASS E NOTES, (B) THE NUMBER OF HOLDERS OF THE CLASS R NOTES, AND (C) THE NUMBER OF HOLDERS OF MEMBERSHIP INTERESTS IN THE ISSUER, TO MORE THAN 99.

                         COPELCO CAPITAL RECEIVABLES LLC

                        9.820% CLASS E LEASE-BACKED NOTE

CUSIP No.  ________

No. R-1                                                               $________

     Copelco Capital Receivables LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay __________________________, or registered assigns, the principal sum of ___________________________________ ($_______),
payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 9.820% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class E Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class E Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class E Notes shall be payable to the Holder of this Class E Note only upon presentation and surrender of this Class E Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class E Notes is the Payment Date in April 2008, on which date the Outstanding Principal Amount of the Class E Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class E Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class E Note is one of a duly authorized issue of Class E Notes of the Issuer designated as its "9.820% Class E Lease-Backed Notes, Series 2000-A" (herein called the "Class E Notes"), limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital, Inc., as Servicer, and Manufacturers and Traders Trust Company as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon which the Class E Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class E Notes (but not less than all the Class E Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class E Note shall terminate.

     By accepting this Class E Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class E Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class E Note and of any Class E Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class E Note or any Class E Note.

     No sale or transfer of this Class E Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class E Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class E Note is registrable in the Note Register, upon surrender of this Class E Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class E Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class E Notes are exchangeable for a like aggregate principal amount of Class E Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class E Note is registered as the owner hereof for all purposes, whether or not this Class E Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class E Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                COPELCO CAPITAL RECEIVABLES LLC

                                 By:  COPELCO MANAGER, INC.,
                                          as manager

                                 By:  __________________________________________
                                                 Authorized Officer



                     Trustee's Certificate of Authentication

     This is one of the Class E Notes referred to in the within mentioned Indenture.

                                  MANUFACTURERS AND TRADERS TRUST COMPANY,
                                               as Trustee

                                  By:  _________________________________________
                                                Authorized Officer

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class E Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class E Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class E Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________             Signed:____________________________________
                                            (sign exactly as the name appears
                                            on the other side of this Class E
                                            Note)


Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class E Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class E Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class E Note.

                                 CLASS R-1 NOTE

     _________ THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT, TO REGISTRATION.

     _________ THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES (1) TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVE IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $1,000,000, FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO, IN EACH CASE, COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) COMPLETED AND DELIVERED BY THE PROSPECTIVE TRANSFEROR HEREOF TO THE ISSUER AND THE TRUSTEE AND
(2) THAT SUCH HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PROSPECTIVE PURCHASER OF THIS SECURITY FROM IT OR THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

                         COPELCO CAPITAL RECEIVABLES LLC

                   7.565% CLASS R-1 RESIDUAL LEASE-BACKED NOTE

CUSIP No.  _______

No. R-1                                                                 $_______

     Copelco Capital Receivables LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of, ________________________ ($________), payable in monthly installments beginning on June 19, 2000 in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 7.565% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class R-1 Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class R-1 Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class R-1 Notes shall be payable to the Holder of this Class R-1 Note only upon presentation and surrender of this Class R-1 Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class R-1 Notes is Payment Date in November 2005 on which date the Outstanding Principal Amount of the Class R-1 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class R-1 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class R-1 Note is one of a duly authorized issue of Class R-1 Notes of the Trust designated as its "7.565% Class R-1 Lease-Backed Notes, Series 2000-A" (herein called the "Class R-1 Notes"), limited in aggregate principal amount of $________, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital, Inc., as Servicer, and Manufacturers and Traders Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the

                                     R-1-2

Holders and of the terms upon which the Class R-1 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class R-1 Notes (but not less than all the Class R-1 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class R-1 Note shall terminate.

     By accepting this Class R-1 Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class R-1 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class R-1 Note and of any Class R-1 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class R-1 Note or any Class R-1 Note.

     No sale or transfer of this Class R-1 Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class R-1 Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class R-1 Note is registrable in the Note Register, upon surrender of this Class R-1 Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of


                                     R-1-3
transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-1 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class R-1 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class R-1 Notes are exchangeable for a like aggregate principal amount of Class R-1 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class R-1 Note is registered as the owner hereof for all purposes, whether or not this Class R-1 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class R-1 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                                     R-1-4

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                COPELCO CAPITAL RECEIVABLES LLC

                                By:  COPELCO MANAGER, INC.,
                                          as manager

                                By:  ___________________________________________
                                               Authorized Officer



                     Trustee's Certificate of Authentication

     This is one of the Class R-1 Notes referred to in the within mentioned Indenture.

                                        MANUFACTURERS AND TRADERS TRUST COMPANY,
                                            as Trustee

                                        By:  ___________________________________
                                                      Authorized Officer


                                     R-1-5

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class R-1 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class R-1 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class R-1 Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:  ________________              Signed:___________________________________
                                             (sign exactly as the name appears
                                             on the other side of this Class
                                             R-1 Note)


Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class R-1 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class R-1 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class R-1 Note.

                                     R-1-6

                                 CLASS R-2 NOTE

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT, TO REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES (1) TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVE IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $1,000,000, FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO, IN EACH CASE, COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) COMPLETED AND DELIVERED BY THE PROSPECTIVE TRANSFEROR HEREOF TO THE ISSUER AND THE TRUSTEE AND (2) THAT SUCH HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PROSPECTIVE PURCHASER OF THIS SECURITY FROM IT OR THE RESALE RESTRICTIONS REFERRED TO IN (1) ABOVE.

                         COPELCO CAPITAL RECEIVABLES LLC

                   8.438% CLASS R-2 RESIDUAL LEASE-BACKED NOTE

CUSIP No.  ________

No. R-1                                                               $_________

     Copelco Capital Receivables LLC, a limited liability company duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of _____________________________, ($________), payable in monthly installments beginning on June 19, 2000, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of 8.438% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class R-2 Note shall be paid on the 18th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing June 19, 2000, either by check to the registered address of the Holder of this Class R-2 Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class R-2 Notes shall be payable to the Holder of this Class R-2 Note only upon presentation and surrender of this Class R-2 Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class R-2 Notes is the Payment Date in November 2006 on which date the Outstanding Principal Amount of the Class R-2 Notes shall be due and payable.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class R-2 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class R-2 Note is one of a duly authorized issue of Class R-2 Notes of the Trust designated as its "8.438% Class R-2 Lease-Backed Notes, Series 2000-A" (herein called the "Class R-2 Notes"), limited in aggregate principal amount of $_______, issued under the Indenture, dated as of April 1, 2000 (herein called the "Indenture"), among the Issuer, Copelco Capital, Inc., as Servicer, and Manufacturers and Traders Trust Company as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders and of the terms upon


                                     R-2-2
which the Class R-2 Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class R-2 Notes (but not less than all the Class R-2 Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class R-2 Note shall terminate.

     By accepting this Class R-2 Note, the Holder covenants and agrees that it will not at any time institute against the Issuer, or cooperate with or encourage others to join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or this Indenture until the expiration of one year and one day (or, if a preference period of the applicable jurisdiction is longer, the applicable preference period under that bankruptcy or similar law) from the date the Notes are paid in full.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class R-2 Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class R-2 Note and of any Class R-2 Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class R-2 Note or any Class R-2 Note.

     No sale or transfer of this Class R-2 Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class R-2 Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class R-2 Note is registrable in the Note Register, upon surrender of this Class R-2 Note for registration of transfer at the office or agency of the Trustee in the City of Buffalo, NY, and at any other office or agency maintained by the Issuer for that purpose, duly endorsed by, or accompanied by a written instrument of


                                     R-2-3
transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-2 Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class R-2 Notes are issuable only in registered form without coupons in minimum denominations of $1,000,000. As provided in the Indenture and subject to certain limitations therein set forth, Class R-2 Notes are exchangeable for a like aggregate principal amount of Class R-2 Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class R-2 Note is registered as the owner hereof for all purposes, whether or not this Class R-2 Note may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class R-2 Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

Dated:  April 20, 2000

                                 OPELCO CAPITAL RECEIVABLES LLC

                                 By:  COPELCO MANAGER, INC.,
                                          as manager


                                 By:  __________________________________________
                                                 Authorized Officer




                     Trustee's Certificate of Authentication

     This is one of the Class R-2 Notes referred to in the within mentioned Indenture.

                                  MANUFACTURERS AND TRADERS TRUST COMPANY,
                                        as Trustee
                                  By:  _________________________________________
                                                  Authorized Officer


                                     R-2-5

                                ASSIGNMENT FORM

     If you the holder want to assign this Class R-2 Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class R-2 Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ____________, agent to transfer this Class R-2 Note on the books of the Issuer. The agent may substitute another to act for him.


Dated:  ________________                  Signed:_______________________________
                                               (sign exactly as the name appears
                                               on the other side of this Class
                                               R-2 Note)

Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class R-2 Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class R-2 Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class R-2 Note.



                                     R-2-6

                                                                       EXHIBIT B

                                     FORM OF

                                INVESTOR'S LETTER

                                     (Date)


Copelco Capital Receivables LLC
700 East Gate Drive
Mount Laurel, New Jersey  08110

First Union Securities Inc.
One First Union Center, TW-9
Charlotte, NC  28288-0610

Ladies and Gentlemen:

     We propose to purchase $_________ in original aggregate principal amount of Copelco Capital Receivables LLC _____% Class A-2b, E R-1 R-2 Lease-Backed Notes, Series 2000-A, (the "Notes"). The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of April 1, 2000 among Copelco Capital Receivables LLC, as Issuer, Manufacturers and Traders Trust Company, as Trustee, and Copelco Capital, Inc., as Servicer. Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Indenture.

     In connection with our proposed purchase of the Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by Copelco Capital Receivables LLC and the parties to the Placement Agent Agreement.

     1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

     2. We are (Check one):

         ______ (a) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act), in the case of a transfer of Certificates to be made in reliance on Rule 144A.

         _____ (b) an institutional investor that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risk of investment in the Notes.

         _____    (c) an "accredited investor" as defined in Rule _____ 501
                   promulgated under the financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes and is able to bear the economic risk of investment in theNotes.

     3. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

     4. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities or "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Notes except in accordance with the terms of the Notes and the Indenture.

     5. We agree not to sell the Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Notes.

     6. We understand that each of the Notes shall bear a legend substantially as set forth in the form of Note included in the Indenture.

     7. We understand that there is no public market for the Notes and it is unlikely that such market will develop.

     8. We are authorized to invest in the Notes and we are sophisticated institutional investors and have knowledge and experience in financial and business matters and we are capable of evaluating the merits and risks of its investment in the Notes and we are able to bear the economic risk of such investment for an indefinite period of time. We have been given such information concerning the Notes as we have requested.

     9. The Purchaser represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, or (ii) a plan (as defined in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "code")) that is subject to
Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (b) its acquisition and continued holding of the Notes is covered by a U.S. Department of Labor Prohibited Transaction Class Exemption.

     10. We certify that, in acquiring the Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

     11. We will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Notes.

                                   Very truly yours,


                                   TRANSFEREE